                                                                       497(h)(1)


PROSPECTUS



[EATON VANCE LOGO]

                                  $930,000,000
                    EATON VANCE INSURED MUNICIPAL BOND FUND
                             4,740 SHARES, SERIES A
                             4,740 SHARES, SERIES B
                             4,740 SHARES, SERIES C
                             4,740 SHARES, SERIES D
                             4,740 SHARES, SERIES E

    EATON VANCE INSURED       EATON VANCE INSURED NEW YORK
           CALIFORNIA
    MUNICIPAL BOND FUND           MUNICIPAL BOND FUND
   3,900 SHARES, SERIES A        2,850 SHARES, SERIES A
   3,900 SHARES, SERIES B        2,850 SHARES, SERIES B

                        AUCTION PREFERRED SHARES ("APS")
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               ------------------

    Each of Eaton Vance Insured Municipal Bond Fund (the "National Fund"), Eaton Vance Insured California Municipal Bond Fund (the "California Fund") and Eaton Vance Insured New York Municipal Bond Fund (the "New York Fund") (each a "Fund" and together the "Funds") is a recently organized, non-diversified, closed-end management investment company. Each Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and, in the cases of the California Fund and the New York Fund, certain relevant state and local taxes (as described below). This income will be earned by investing primarily in high grade municipal obligations that are insured as to the timely payment of principal and interest and are not subject to alternative minimum tax. An investment in a Fund may not be appropriate for all investors, particularly those that are not subject to federal and, with respect to the California Fund and the New York Fund, applicable state and local taxes. There is no assurance that a Fund will achieve its investment objective. See "Investment Objectives, Policies and Risks" beginning at page 16.

    Each Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance manages 55 different municipal bond funds with combined assets of about $8.9 billion as of September 30, 2002.
                               ------------------

     INVESTING IN APS INVOLVES CERTAIN RISKS, SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK CONSIDERATIONS."

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------


    Capitalized terms not defined on this cover page are defined in the Glossary that appears at the end of this Prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $500 per share.



                                       NATIONAL FUND             CALIFORNIA FUND             NEW YORK FUND
                                  ------------------------   ------------------------   ------------------------
                                  PER SHARE      TOTAL       PER SHARE      TOTAL       PER SHARE      TOTAL
                                  ---------   ------------   ---------   ------------   ---------   ------------
Public Offering Price...........   $25,000    $592,500,000    $25,000    $195,000,000    $25,000    $142,500,000
Sales Load(1)...................   $   500    $ 11,850,000    $   500    $  3,900,000    $   500    $  2,850,000
Estimated Offering Expenses.....   $    16    $    380,000    $    24    $    187,000    $    28    $    160,000
Proceeds to Fund................   $24,484    $580,270,000    $24,476    $190,913,000    $24,472    $139,490,000


---------------

(1) Each Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."


    The Underwriters are offering the APS subject to various conditions. The Underwriters expect to deliver the APS in book-entry form, through the facilities of The Depository Trust Company to purchasers on or about October 31, 2002.


                               ------------------

SALOMON SMITH BARNEY                                                 UBS WARBURG
A.G. EDWARDS & SONS, INC.                                  PRUDENTIAL SECURITIES
                              WACHOVIA SECURITIES

October 29, 2002

(continued from the previous page)

     Dividends on the APS of each Fund offered hereby will be cumulative from the Date of Original Issue and payable commencing on the dates specified below (an "Initial Dividend Payment Date") and, generally, on a weekly basis thereafter on the days specified below, subject to certain exceptions. The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period on such dates will be the per annum rate specified below:


                                    INITIAL DIVIDEND    NORMAL WEEKLY       INITIAL
                                      PAYMENT DATE       PAYMENT DAY    APPLICABLE RATE
                                    ----------------    -------------   ---------------
National Fund
  Series A........................  November 12, 2002      Tuesday           1.55%
  Series B........................  November 13, 2002     Wednesday          1.55%
  Series C........................  November 14, 2002     Thursday           1.55%
  Series D........................  November 8, 2002       Friday            1.55%
  Series E........................  November 12, 2002      Monday            1.55%
California Fund
  Series A........................  November 13, 2002     Wednesday          1.45%
  Series B........................  November 8, 2002       Friday            1.45%
New York Fund
  Series A........................  November 12, 2002      Tuesday           1.45%
  Series B........................  November 14, 2002     Thursday           1.45%


     The APS will not be registered on any stock exchange or on any automated quotation system. APS may only be bought or sold through an order at an auction with or through a broker-dealer that has entered into an agreement with the auction agent of the applicable Fund, or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity. An increase in the level of interest rates, particularly during any Special Dividend Period that is a Long Term Dividend Period as discussed in "Description of APS -- Dividends and Dividend Periods -- General," likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.


     Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the relevant Fund's Statement of Additional Information and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS may only be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.



     This Prospectus sets forth concisely information you should know before investing in the APS. Please read and retain this Prospectus for future reference. A Statement of Additional Information for each Fund dated October 29, 2002 has been filed with the SEC and can be obtained without charge by calling 1-800-225-6265 or by writing to the applicable Fund. Tables of contents to the Statements of Additional Information are located at pages 54 and 55 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information of each Fund. The Statements of Additional Information are available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov). Each Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.


     The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUNDS HAVE NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. NO FUND IS MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Financial Highlights........................................   10
The Funds...................................................   13
Use of Proceeds.............................................   13
Capitalization..............................................   14
Portfolio Composition.......................................   15
Investment Objectives, Policies and Risks...................   16
Management of the Funds.....................................   27
Description of APS..........................................   28
The Auction.................................................   38
Taxes.......................................................   45
Description of Capital Structure............................   48
Certain Provisions of the Declarations of Trust.............   50
Underwriting................................................   51
Custodian and Transfer Agent................................   52
Legal Opinions..............................................   52
Independent Auditors........................................   52
Additional Information......................................   52
National Fund Table of Contents for the Statement of
  Additional Information....................................   54
California Fund Table of Contents for the Statement of
  Additional Information....................................   54
New York Fund Table of Contents for the Statement of
  Additional Information....................................   55
Glossary....................................................   56

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, each Fund's Statement of Additional Information and each Fund's Amended By-Laws attached as Appendix E to the Fund's Statement of Additional Information. Certain of the capitalized terms used in this Summary are defined herein and/or in the Glossary that appears at the end of this Prospectus.


THE FUNDS.....................   Each of Eaton Vance Insured Municipal Bond Fund
                                 (the "National Fund"), Eaton Vance Insured
                                 California Municipal Bond Fund (the "California
                                 Fund") and Eaton Vance Insured New York
                                 Municipal Bond Fund (the "New York Fund") (each a "Fund" and together the "Funds") is a recently organized, non-diversified, closed-end management investment company. The National
                                 Fund was organized as a Massachusetts business trust on July 2, 2002, and the California Fund and New York Fund each was organized as a Massachusetts business trust on July 8, 2002.
                                 Each Fund has registered under the Investment
                                 Company Act of 1940, as amended (the "1940
                                 Act"). Each Fund's principal office is located at The Eaton Vance Building, 255 State Street,
                                 Boston, MA 02109, and its telephone number is 1-800-225-6265. Each Fund commenced operations on August 30, 2002 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share
                                 ("Common Shares"). The Common Shares of each
                                 Fund are traded on the American Stock Exchange
                                 ("AMEX") under the symbols EIM for the National
                                 Fund, EVM for the California Fund, and ENX for the New York Fund. In connection with the initial public offering of each Fund's Common
                                 Shares, the underwriters were granted an option to purchase additional shares to cover over-allotments.


                                 Each of the Funds is offering, pursuant to this Prospectus, preferred shares of beneficial interest, par value $0.01 per share, which have been designated Auction Preferred Shares, Series A, Series B, Series C, Series D and Series E for the National Fund, and Series A and Series B for both the California Fund and the New York Fund (collectively, the "APS"). See "The Funds." Issuance of the APS represents the leveraging financing contemplated in connection with the offering of the Common Shares of each Fund.

                                 The Trustees of each Fund have determined that for cost savings and other reasons it is appropriate for the Funds to employ this combined Prospectus with respect to the offering of the APS. However, each Fund offers only its own shares of beneficial interest, including the APS. All statements made in this Prospectus by a Fund are intended to apply only with respect to that Fund and its APS offered hereby. In approving the use of this combined Prospectus, the Trustees of each Fund considered the possibility that a Fund may become liable for a misstatement or omission in the Prospectus regarding another Fund.

                                 Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

INVESTMENT OBJECTIVES AND
POLICIES......................   Each Fund's investment objective is to provide
                                 current income exempt from federal income tax, including alternative minimum tax, and, in the case of the California Fund and the New York
                                 Fund, the particular state and local income taxes set forth below ("state taxes"):

                                 California Fund       California State Personal
                                 Income Tax

                                 New York Fund            New York State and New
                                                          York City   Personal
                                                          Income Taxes

                                 Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. There is no assurance that a Fund will achieve its investment objective.

                                 During normal market conditions, at least 80% of each Fund's net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and, in the case of the California Fund and the New York Fund applicable state taxes ("municipal obligations"), and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"). This insurance does not protect the market value of such obligations or the net asset value of a Fund. The value of an obligation will be affected by the credit standing of its insurer. Each Fund primarily invests in high grade municipal obligations. At least 80% of each Fund's net assets will normally be invested in municipal obligations rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser). Up to 20% of each Fund's net assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated obligations and/or municipal obligations that are uninsured. Accordingly, each Fund does not intend to invest any of its assets in obligations rated below investment grade or in comparable unrated obligations. From time to time, each Fund may hold obligations that are unrated but judged to be of comparable quality by the Adviser. Under normal market conditions, each Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.

                                 A Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax.

                                 Each Fund may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, as well as interest rate swaps and forward rate contracts, to seek to hedge against changes in interest rates or for other risk management purposes.

INVESTMENT ADVISER AND
ADMINISTRATOR.................   Eaton Vance, an indirect wholly-owned
                                 subsidiary of Eaton Vance Corp., is each Fund's investment adviser and administrator. The
                                 Adviser and certain of its subsidiaries manage
                                 5 national municipal funds, 41 single state municipal funds, 8 limited maturity municipal funds and 1 money market municipal fund with combined assets of about $8.9 billion as of September 30, 2002. See "Management of the
                                 Funds."

THE OFFERING..................   Each Fund is offering an aggregate of the
                                 following number of APS of each Series at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue:

                                            National Fund                 California Fund
                                              Series A -- 4,740             Series A -- 3,900
                                              Series B -- 4,740             Series B -- 3,900
                                              Series C -- 4,740           New York Fund
                                              Series D -- 4,740             Series A -- 2,850
                                              Series E -- 4,740             Series B -- 2,850

                                 The APS are being offered by the underwriters ("Underwriters") listed under "Underwriting."

RISK FACTORS SUMMARY..........   Risk is inherent in all investing. Therefore,
                                 before investing in a Fund you should consider certain risks carefully. The primary risks of investing in APS shares are:

                                 - If an auction fails you may not be able to
                                   sell some or all of your shares;

                                 - Because of the nature of the market for APS,
                                   you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                 - A rating agency could downgrade APS, which
                                   could affect liquidity;

                                 - A Fund may be forced to redeem your APS to
                                   meet regulatory or rating agency requirements or may elect to redeem your APS in certain circumstances;

                                 - In extraordinary circumstances, a Fund may
                                   not earn sufficient income from its
                                   investments to pay dividends;

                                 - If long-term interest rates rise, the value
                                   of a Fund's investment portfolio will
                                   decline, reducing the asset coverage for its APS;

                                 - If an issuer of a municipal bond in which a
                                   Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio;

                                 - Each Fund is a non-diversified management
                                   investment company and therefore may be more susceptible to any single economic, political or regulatory occurrence; and

                                 - The California Fund's and the New York Fund's
                                   policies of investing primarily in municipal obligations of issuers located in California and New York, respectively, makes such Funds more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. To the extent that a particular industry sector represents a larger portion of a state's total economy, the greater the impact that a downturn in such sector is likely to have on the state's economy.

                                 For additional general risks of investing in APS of the Funds, see "Investment Objectives, Policies and Risks -- Risk Considerations."

TRADING MARKET................   APS are not listed on an exchange. Instead, you
                                 may buy or sell APS at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and each Fund
                                 (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer
                                 APS outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                 The table below shows the first auction date for each series of APS of each Fund and the day on which each subsequent auction will normally be held for each such series. The first auction date for each series of APS of each Fund will be the business day before the dividend payment date for the initial dividend period for each such series. The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.


                                                                      FIRST AUCTION DATE*   SUBSEQUENT AUCTION*
                                                                      -------------------   -------------------
                                            National Fund
                                             Series A..............   November 8                November 18
                                             Series B..............   November 12               November 19
                                             Series C..............   November 13               November 20
                                             Series D..............   November 7                November 14
                                             Series E..............   November 8                November 15
                                            California Fund
                                             Series A..............   November 12               November 19
                                             Series B..............   November 7                November 14
                                            New York Fund
                                             Series A..............   November 8                November 18
                                             Series B..............   November 13               November 20
                                            ---------------
                                            * All dates are 2002.


DIVIDENDS AND DIVIDEND
PERIODS.......................   The table on the next page shows the dividend
                                 rate for the initial dividend period of the APS offered in this Prospectus. For subsequent dividend periods, APS shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances dividends are also paid weekly, on the day following the end of the dividend period. The rate set at auction will not exceed the Maximum Rate. See
                                 "The Auction -- Auction Procedures."

                                 The table below also shows the date from which dividends on the APS will accumulate at the initial rate, the dividend payment date of the initial dividend period and the day on which dividends will normally be paid. If dividends are payable on a Monday or Tuesday and that day is not a business day, then your dividends will be paid on the first business day that falls after that day. If dividends are payable on a Wednesday, Thursday or Friday and that day is not a business day, then your dividends will be paid on the first business day prior to that day.

                                 Finally the table below shows the numbers of days of the initial dividend period for the APS. Subsequent dividend periods generally will be seven days. The dividend payment date for special dividend periods of more than 28 days will be set out in the notice designating a special dividend period. See "Description of APS -- Dividends and Dividend Periods."


                                                                                          DIVIDEND
                                                                                           PAYMENT                     NUMBER
                                                                            DATE OF       DATE FOR     SUBSEQUENT     OF DAYS
                                                               INITIAL    ACCUMULATION     INITIAL      DIVIDEND     OF INITIAL
                                                               DIVIDEND    OF INITIAL     DIVIDEND       PAYMENT      DIVIDEND
                                                                 RATE        RATE*         PERIOD*        DATE         PERIOD
                                                               --------   ------------   -----------   -----------   ----------
                                            National Fund
                                              Series A......     1.55%     October 31    November 12   November 19       12
                                              Series B......     1.55%     October 31    November 13   November 20       13
                                              Series C......     1.55%     October 31    November 14   November 21       14
                                              Series D......     1.55%     October 31    November 8    November 15        8
                                              Series E......     1.55%     October 31    November 12   November 18       12
                                            California Fund
                                              Series A......     1.45%     October 31    November 13   November 20       13
                                              Series B......     1.45%     October 31    November 8    November 15        8
                                            New York Fund
                                              Series A......     1.45%     October 31    November 12   November 19       12
                                              Series B......     1.45%     October 31    November 14   November 21       14
                                            ---------------
                                            * All dates are 2002.


TAXATION......................   Because under normal circumstances each Fund
                                 will invest substantially all of its assets in municipal bonds that pay interest exempt from federal income tax, including alternative minimum tax, and, in the cases of the California Fund and the New York Fund, applicable state taxes, the income you receive will ordinarily be similarly exempt. To the extent that the California Fund or the New York
                                 Fund invests in obligations of issuers not located in those respective states, your income from such Funds may be subject to applicable state taxes. Taxable income or gain earned by a Fund will be allocated proportionately to holders of APS and Common Shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified APS dividends may be subject to regular federal income tax on income or gains attributed to a Fund. Each Fund intends to notify shareholders, before any applicable auction for a dividend period of 28 days or less, of the amount of any taxable income and gain for regular federal income tax purposes only, to be paid for the period relating to that auction. For longer periods, a Fund may notify shareholders. In certain circumstances, a Fund will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gains. See "Taxes."

REDEMPTION....................   Although each Fund will not ordinarily redeem
                                 APS, it may be required to redeem APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of APS -- Redemption -- Mandatory Redemption."
                                 A Fund voluntarily may redeem APS in certain circumstances. See "Description of
                                 APS -- Redemption -- Optional Redemption."

LIQUIDATION PREFERENCE........   The liquidation preference of the APS of each
                                 series is $25,000 per share, plus an amount equal to accumulated but unpaid dividends
                                 (whether or not earned or declared). See
                                 "Description of APS -- Liquidation Rights." In addition, holders of APS may be entitled to receive Additional Dividends in the event of the liquidation of a Fund, as provided herein.
                                 See "Description of APS -- Dividends and
                                 Dividend Periods -- Additional Dividends" and
                                 "Liquidation Rights."

RATING........................   Shares of each series of APS of each Fund will
                                 be issued with a credit quality rating of Aaa from Moody's and AAA from S&P. Because each Fund is required to maintain at least one rating, it must own portfolio securities of sufficient value with adequate credit quality to meet the rating agencies' guidelines. See
                                 "Description of APS -- Rating Agency Guidelines and Asset Coverage."

VOTING RIGHTS.................   The 1940 Act requires that the holders of APS
                                 and any other Preferred Shares of a Fund, voting as a separate class, have the right to elect at least two Trustees of that Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid.
                                 The holders of APS and any other Preferred
                                 Shares of a Fund will vote as a separate class on certain other matters as required under each Fund's Agreement and Declaration of Trust
                                 ("Declaration of Trust") and the 1940 Act. See
                                 "Description of APS -- Voting Rights" and
                                 "Certain Provisions of the Declarations of Trust."

                              FINANCIAL HIGHLIGHTS

     Information contained in the tables below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of each Fund from the commencement of the Fund's investment operations on August 30, 2002 until September 30, 2002. Since each Fund commenced operations on August 30, 2002, the tables cover approximately four weeks of operations, during which a substantial portion of the Funds' assets were invested in high-quality, short-term municipal debt securities. Accordingly, the information presented may not provide a meaningful picture of each Fund's operating performances.

NATIONAL FUND


                                                              AUGUST 30 -- SEPTEMBER 30, 2002
                                                              -------------------------------
                                                                        (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period*.....................             $ 14.325
     Net Investment Income..................................                0.040
     Net Gains or Losses on Securities (Both Realized and
      Unrealized)...........................................                0.454
                                                                         --------
       Total from Investment Operations.....................                0.494
     Common Share Offering Costs............................               (0.009)
                                                                         --------
     Net Asset Value, End of Period.........................             $ 14.810
                                                                         --------
     Per Share Market Value, End of Period..................             $ 15.000
                                                                         --------
     Total Investment Return on Net Asset Value+............                 3.39%
                                                                         --------
     Total Investment Return on Market Value+...............                 4.71%
                                                                         --------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (In Thousands)..................             $934,619
  Ratio of Expenses to Average Net Assets Before
     Reimbursement..........................................                 0.78%**
  Ratio of Expenses to Average Net Assets After
     Reimbursement..........................................                 0.46%**
  Ratio of Net Investment Income to Average Net Assets
     Before Reimbursement...................................                 2.88%**
  Portfolio Turnover Rate...................................                    0%


---------------

* Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

** Annualized.

+ Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

CALIFORNIA FUND


                                                              AUGUST 30 -- SEPTEMBER 30, 2002
                                                              -------------------------------
                                                                        (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period*.....................             $ 14.325
     Net Investment Income..................................                0.031
     Net Gains or Losses on Securities (Both Realized and
      Unrealized)...........................................                0.420
                                                                         --------
       Total from Investment Operations.....................                0.451
     Common Share Offering Costs............................               (0.016)
                                                                         --------
     Net Asset Value, End of Period.........................             $ 14.760
                                                                         --------
     Per Share Market Value, End of Period..................             $ 15.000
                                                                         --------
     Total Investment Return on Net Asset Value+............                 3.04%
                                                                         --------
     Total Investment Return on Market Value+...............                 4.71%
                                                                         --------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (In Thousands)..................             $311,634
  Ratio of Expenses to Average Net Assets Before
     Reimbursement..........................................                 0.91%**
  Ratio of Expenses to Average Net Assets After
     Reimbursement..........................................                 0.59%**
  Ratio of Net Investment Income to Average Net Assets
     Before Reimbursement...................................                 2.22%**
  Portfolio Turnover Rate...................................                    0%


---------------

* Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

** Annualized.

+ Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

NEW YORK FUND


                                                              AUGUST 30 -- SEPTEMBER 30, 2002
                                                              -------------------------------
                                                                        (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period*.....................             $ 14.325
     Net Investment Income..................................                0.028
     Net Gains or Losses on Securities (Both Realized and
      Unrealized)...........................................                0.358
                                                                         --------
       Total from Investment Operations.....................                0.386
     Common Share Offering Costs............................               (0.021)
                                                                         --------
     Net Asset Value, End of Period.........................             $ 14.690
                                                                         --------
     Per Share Market Value, End of Period..................             $ 15.060
                                                                         --------
     Total Investment Return on Net Asset Value+............                 2.55%
                                                                         --------
     Total Investment Return on Market Value+...............                 5.13%
                                                                         --------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (In Thousands)..................             $223,739
  Ratio of Expenses to Average Net Assets Before
     Reimbursement..........................................                 1.00%**
  Ratio of Expenses to Average Net Assets After
     Reimbursement..........................................                 0.68%**
  Ratio of Net Investment Income to Average Net Assets
     Before Reimbursement...................................                 1.94%**
  Portfolio Turnover Rate...................................                    8%


---------------

* Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

** Annualized.

+ Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

                                   THE FUNDS

     Each of Eaton Vance Insured Municipal Bond Fund (the "National Fund"), Eaton Vance Insured California Municipal Bond Fund (the "California Fund") and Eaton Vance Insured New York Municipal Bond Fund (the "New York Fund") (each a "Fund" and together the "Funds") is a non-diversified, closed-end management investment company. The National Fund was organized as a Massachusetts business trust on July 2, 2002 and the California Fund and the New York Fund were each organized as a Massachusetts business trust on July 8, 2002. Each Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's principal office is The Eaton Vance Building, 255 State Street, Boston, MA 02109, and its telephone number is 1-800-225-6265.


     Each Fund commenced operations on August 30, 2002 upon the closing of an initial public offering of shares of its common shares of beneficial interest, $0.01 par value (the "Common Shares"). The proceeds of such offerings were as follows after the payment of organizational and offering expenses: National
Fund -- $817,401,400; California Fund -- $273,301,200; and New York
Fund -- $196,311,025. In connection with the initial public offering of each Fund's Common Shares, the underwriters were granted an option to purchase, at a price of $14.325 per Common Share, the following amounts of additional Common Shares to cover over-allotments: National Fund -- 8,565,000; California
Fund -- 2,865,000; and New York Fund -- 2,058,750. On September 17, 2002, the underwriters partially exercised the over-allotment with respect to each Fund and purchased the following amounts of Common Shares: National
Fund -- 6,000,000; California Fund -- 2,000,000; and New York Fund -- 1,500,000.
On October 11, 2002, the underwriters exercised additional amounts of the over-allotment with respect to each Fund (collectively with the September 17, 2002 partial exercise of the over-allotment, the "Over-allotment Common Shares") and purchased the following amounts of Common Shares: National
Fund -- 1,500,000; California Fund -- 515,000; and New York Fund -- 430,000.


     The Trustees of each Fund have determined that for cost savings and other reasons it is appropriate for the Funds to employ this combined Prospectus with respect to the offering of the APS. However, each Fund offers only its own shares of beneficial interest, including the APS. All statements made in this Prospectus by a Fund are intended to apply only with respect to that Fund and its APS offered hereby. In approving the use of this combined Prospectus, the Trustees of each Fund considered the possibility that a Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund.

     Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

                                USE OF PROCEEDS


     The net proceeds of this offering will be approximately as follows after the payment of the sales load and expected offering costs: National
Fund -- $580,270,000; California Fund -- $190,913,000; and New York
Fund -- $139,490,000. See "Underwriting."


     Each Fund will invest the net proceeds of the offering in accordance with its investment objective and policies stated below. It is presently anticipated that each Fund will be able to invest substantially all of the net proceeds in municipal obligations that meet those investment objectives and policies during a period estimated not to exceed three months from the completion of the offering of the APS depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term, tax-exempt securities.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of each Fund as of September 30, 2002 as if the Over-allotment Common Shares of each Fund had been issued on that date and as adjusted to give effect to the issuance of the APS offered hereby.


                                                                 ACTUAL       AS ADJUSTED
                                                              ------------   --------------
                                                              (UNAUDITED)     (UNAUDITED)
NATIONAL FUND
Preferred Shares, par value, $0.01 per share (no shares
  issued; 23,700, as adjusted, at $25,000 per share
  liquidation preference)...................................  $         --   $  592,500,000
                                                              ============   ==============
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (64,606,667 shares
  issued and outstanding)...................................  $    646,067          646,067
Capital in excess of par value attributable to Common
  Stock.....................................................   924,281,073      912,051,073
Net undistributed investment income.........................     2,359,591        2,359,591
Net accumulated realized gain (loss)........................             0                0
Net unrealized appreciation on investments..................    28,816,305       28,816,305
Net Assets..................................................  $956,103,036   $  943,873,036
                                                              ============   ==============



                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
                                                              (UNAUDITED)    (UNAUDITED)
CALIFORNIA FUND
Preferred Shares, par value, $0.01 per share (no shares
  issued; 7,800, as adjusted, at $25,000 per share
  liquidation preference)...................................  $         --   $195,000,000
                                                              ============   ============
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (21,621,667 shares
  issued and outstanding)...................................  $    216,217        216,217
Capital in excess of par value attributable to Common
  Stock.....................................................   309,207,038    305,120,038
Net undistributed investment income.........................       624,419        624,419
Net accumulated realized gain (loss)........................             0              0
Net unrealized appreciation on investments..................     8,962,473      8,962,473
Net Assets..................................................  $319,010,147   $314,923,147
                                                              ============   ============



                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
                                                              (UNAUDITED)    (UNAUDITED)
NEW YORK FUND
Preferred Shares, par value, $0.01 per share (no shares
  issued; 5,700, as adjusted, at $25,000 per share
  liquidation preference)...................................            --   $142,500,000
                                                              ============   ============
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (15,661,667 shares
  issued and outstanding)...................................  $    156,617        156,617
Capital in excess of par value attributable to Common
  Stock.....................................................   223,895,735    220,885,735
Net undistributed investment income.........................       399,388        399,388
Net accumulated realized gain (loss)........................       (9,464)        (9,464)
Net unrealized appreciation on investments..................     5,455,182      5,455,182
Net Assets..................................................  $229,897,458   $226,887,458
                                                              ============   ============

                             PORTFOLIO COMPOSITION

     As of September 30, 2002, the following tables indicate the approximate percentage of each Fund's portfolio invested in long-term and short-term municipal obligations. Also included in these tables is other information with respect to the composition of each Fund's investment portfolio as of the same date.

NATIONAL FUND (93.8% long-term; 5.9% short-term)

                           NUMBER OF       VALUE
S&P*   MOODY'S*   FITCH*    ISSUES     (IN THOUSANDS)   PERCENT
----   --------   ------   ---------   --------------   -------
AAA     Aaa       AAA         59          $886,705       89.5%
AA      Aa        AA           6           100,687       10.2%
BBB     Baa1      BBB         --                --
NR+     NR+       NR+         --                --
VMIG1   A+                    --                --
     Cash...............      --             2,816        0.3%
                              --          --------       ----
     Total..............      65          $990,208        100%
                              ==          ========       ====

CALIFORNIA FUND (93.7% long-term; 5.6% short-term)

                           NUMBER OF       VALUE
S&P*   MOODY'S*   FITCH*    ISSUES     (IN THOUSANDS)   PERCENT
----   --------   ------   ---------   --------------   -------
AAA     Aaa       AAA         88          $305,246       93.2%
AA      Aa        AA           3            20,089        6.1%
BBB     Baa1      BBB         --
NR+     NR+       NR+         --
VMIG1   A+                    --
     Cash...............      --             2,324        0.7%
                              --          --------       ----
     Total..............      91          $327,659        100%
                              ==          ========       ====

NEW YORK FUND(81.1% long-term; 13.5% short-term)

                           NUMBER OF       VALUE
S&P*   MOODY'S*   FITCH*    ISSUES     (IN THOUSANDS)   PERCENT
----   --------   ------   ---------   --------------   -------
AAA     Aaa       AAA         43          $203,523       78.8%
AA      Aa        AA           6            39,342       15.2%
A       A         A            1             1,556        0.6%
BBB     Baa1      BBB
NR+     NR+       NR+
VMIG1   A+
     Cash...............      --            14,012        5.4%
                              --          --------       ----
     Total..............      50          $258,433        100%
                              ==          ========       ====

---------------

* Ratings: Using the higher of S&P's, Moody's or Fitch's ratings on a Fund's municipal obligations. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.

+ Securities that are not rated by S&P, Moody's or Fitch. Such municipal obligations may be rated by nationally recognized statistical rating organizations other than S&P or Moody's, or may not be rated by any such organization. With respect to the percentage of each Fund's assets invested in such securities, Eaton Vance Management ("Eaton Vance" or the "Adviser") believes these are of comparable quality to municipal obligations rated investment grade. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P, Moody's or Fitch if they were to rate the securities.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES

     Each Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and, in the cases of the California Fund and the New York Fund, the particular state and local income taxes set forth below ("state taxes"):

California Fund                California State Personal Income Tax
New York Fund                  New York State and New York City Personal Income Taxes

     This income will be earned by investing primarily in high grade municipal obligations (as defined below) that are insured as to the timely payment of principal and interest. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors.

     Eaton Vance seeks to find municipal obligations of high quality that have been undervalued in the marketplace. Eaton Vance's team of research analysts, traders and portfolio managers are devoted exclusively to analyzing municipal securities. The team's goal is to find municipal bonds of high quality that have been undervalued in the marketplace due to differing dynamics in individual sectors of the municipal bond market, municipal bond supply, and the structure of individual bonds, especially in regard to maturities, coupons, and call dates. Eaton Vance's team of professionals monitors historical and current yield spreads to find relative value in the marketplace. This research capability is key to identifying trends that impact the yield-spread relationship of all bonds, including those in the insured sector.

PRIMARY INVESTMENT POLICIES

     General Composition of each Fund. During normal market conditions, at least 80% of each Fund's net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and, in the cases of the California Fund and the New York Fund, applicable state taxes ("municipal obligations" or "municipal bonds") and that are insured as to principal and interest payments. Such insurance will be from insurers having a claims-paying ability rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"). This insurance does not protect the market value of such obligations or the net asset value of a Fund. The value of an insured municipal obligation will be affected by the credit standing of its insurer. Each Fund primarily invests in high grade municipal obligations. At least 80% of each Fund's net assets will normally be invested in municipal obligations rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser). Up to 20% of each Fund's net assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated obligations and/or municipal obligations that are uninsured. Accordingly, each Fund does not intend to invest any of its assets in obligations rated below investment grade or in comparable unrated obligations. From time to time, each Fund may hold obligations that are unrated but judged to be of comparable quality by the Adviser. Under normal market conditions, each Fund expects to be fully invested (at least 95% of its net assets) in accordance with its investment objective.

     The foregoing credit quality policies apply only at the time a security is purchased, and each Fund is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

     Each Fund has adopted certain fundamental investment restrictions set forth in its respective Statement of Additional Information, which may not be changed without a Shareholder vote. Except for such restrictions and the 80% requirement pertaining to investment in municipal and insured municipal obligations set forth above, the investment objective and policies of each Fund may be changed by the Board of Trustees (the "Board") without Shareholder action.

     Each Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax.

     Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax. The municipal obligations in which the California Fund and the New York Fund will invest are generally issued by municipal issuers in those respective states and pay interest that is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from applicable state taxes, in addition to federal income tax, including alternative minimum tax. Each Fund may also invest in municipal obligations issued by United States territories (such as Puerto Rico or Guam) the interest on which is exempt from federal income tax and, in the cases of the California Fund and the New York Fund, applicable state taxes.

     Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds that are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

     Some of the securities in which each Fund invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. A Fund is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and such Fund is required to distribute substantially all of its income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.


     Municipal Obligation Insurance Generally. Insured municipal obligations held by each Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the Fund municipal obligation at the time of its original issuance ("Original Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the Fund municipal obligation's original issuance ("Secondary Market Insurance"), or (iii) another municipal insurance policy purchased by the Fund ("Portfolio Insurance"). This insurance does not protect the market value of such obligations or the net asset value of a Fund. Each Fund expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue or Secondary Market Insurance). Each Fund may obtain Portfolio Insurance from the insurers described in Appendix D to the Statement of Additional Information. Each Fund, as a non-fundamental policy that can be changed by the Fund's Board, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of each Fund's assets that may be invested in municipal bonds insured by any one insurer.


     Municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of "Aaa" or "AAA", as the case may be, by virtue of the rating of the "Aaa" or "AAA" claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and generally will carry a rating that is below "Aaa" or "AAA." While in the portfolio of a Fund, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

     Each Fund's policy of investing in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Fund will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer or withdraws its assessment. In this connection, it should be noted that in the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade or withdraw their assessments subsequent to the time the Fund purchases securities.

     The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

     Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of a Fund's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

     Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     Secondary Market Insurance. Subsequent to the time of original issuance of a municipal bond, each Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable a Fund to enhance the value of the security. A Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance for it if, in the Adviser's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security without insurance. Similarly, if a Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in the Adviser's opinion, the net proceeds of the Fund's sale of the security, as insured, less the cost of the Secondary Market Insurance, would exceed the current value of the security. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards the insurer has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

     Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by a Fund and presently held by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to holders of Common Shares of a Fund.

     If a municipal obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that a Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     Portfolio Insurance policies are effective only as to municipal bonds owned by and held by a Fund, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.

     In determining whether to insure municipal bonds held by each Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. Each Fund's Board generally will reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by a Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Fund.

     One or more Portfolio Insurance policies may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Fund. A Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. Each Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in the Adviser's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

     The Portfolio Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

     Because each Portfolio Insurance policy will terminate for municipal bonds sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of the Fund's obligations, whether or not the obligations are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, each Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the municipal bonds held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from 12 to 18 basis points of the value of the municipal bonds covered under the policy.

     Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund's Common Shares.


     Other Types of Credit Support. Each Fund may also invest in uninsured municipal obligations that are secured by an escrow or trust account that contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient, in combination with available trustee-held funds, in amount to ensure the payment of interest on and principal of the secured obligation ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond. Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, U.S. Government agency or instrumentality securities. These obligations will not be subject to original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations. The credit quality of companies that provide such credit enhancements will affect the value of those securities.


ADDITIONAL INVESTMENT PRACTICES

     When-Issued Securities. Each Fund may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than what a Fund agreed to pay for them. A Fund may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

     Futures Transactions. Each Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices (such as the

Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Fund's initial investment in these contracts. Each Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance's use of futures will be advantageous to a Fund. Distributions by a Fund of any gains realized on the Fund's transactions in futures and options on futures will be taxable. Rating Agency guidelines on the APS to be issued by the Fund limit use of these transactions.

     Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Each Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable.

     If the other party to an interest rate swap or forward rate contract defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of each Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. Each Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     Investment Company Securities. Each Fund may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Fund. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Fund, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that a Fund will incur indirectly.

     Municipal Leases. Each Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by the state or local government to acquire equipment and facilities.

RISK CONSIDERATIONS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

     Interest Rate Risk. Each Fund issues APS, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal obligations, which pay interest based on longer-term yields. Longer-term municipal obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, APS rates may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from each Fund's entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of each Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

     Auction Risk. Holders of APS may not be able to sell APS at an Auction if the auction fails; that is, if there are more APS offered for sale than there are buyers for those APS. Also, if a hold order is placed at an auction (an order to retain APS) only at a specified rate, and that bid rate exceeds the rate set at the Auction, the APS will not be retained. Finally, if you elect to buy or retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the auction sets a below market rate, you may receive a lower rate of return on your APS then the market rate. See "Description of APS" and "The Auction -- Auction Procedures."


     Secondary Market Risk. It may not be possible to sell APS between auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If a Fund has designated a Special Dividend Period (a dividend period of more than 7 days), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling Shareholder may sell APS between Auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.


     Ratings and Asset Coverage Risk. While Moody's and S&P assign a rating of "Aaa" and "AAA," respectively, to the APS, the ratings do not eliminate or necessarily mitigate the risks of investing in APS. A Rating Agency could downgrade APS, which may make APS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades APS of a Fund, the Fund will alter its portfolio or redeem APS. Each Fund may voluntarily redeem APS under certain circumstances. See "Description of APS -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests each Fund must meet.

     Income Risk. The income investors receive from a Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If long-term interest rates drop, a Fund's income available over time to make dividend payments with respect to APS could drop as well if the Fund purchases securities with lower interest coupons.

     Call and Other Reinvestment Risks. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund's dividends and possibly could affect the market price of Common Shares. Similar risks exist when a Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund's current earnings rate.

     Credit Risk. Credit risk is the risk that one or more municipal obligations in a Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund's net asset value or dividends. Securities rated in the fourth highest category are considered investment grade but they also may have some speculative characteristics.

     Changes in the credit quality of the issuers of municipal obligations held by a Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Fund's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

     If rating agencies lower their ratings of municipal obligations in a Fund's portfolio, the value of those municipal obligations could decline, which could jeopardize the rating agencies' ratings of the APS. Because the primary source of income for each Fund is the interest and principal payments on the municipal obligations in which it invests, any default by an issuer of a municipal obligation could have a negative impact on a Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS.

     Each Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

     California Concentration. As described above, the California Fund will invest substantially all of its net assets in municipal obligations that are exempt from California personal income tax. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     California's economy is the largest among the 50 states and one of the largest in the world. The State has a diversified economy with major sectors in manufacturing, agriculture, services, tourism, international trade and construction. The State has a population of about 35 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Personal income was estimated at $1,114 billion in 2001. Total employment is over 16 million.


     Since 1994, the California economy had been growing steadily, outpacing the rest of the nation, with particular strength in high technology manufacturing, software, exports, services, entertainment and construction. By late 2000, unemployment had fallen to its lowest level in three decades. After a strong fourth quarter of 2000, the economy entered a mild recession in 2001, in concert with the slowdown of the national economy and a downturn in the high technology section. The aftermath of the September 11, 2001 terrorist attacks has hurt tourism-based areas. The recovery has been slow so far, and unemployment continues to rise.


     The State received significant tax revenues in recent years, derived from the strong economy and stock market through 2000. Capital gains and stock options income represented almost a quarter of General Fund revenue in the 2000-2001 fiscal year. The slowing economy and depressed stock market in 2001 will result in significantly reduced revenues in fiscal year 2001-2002, compared both to the prior year and to earlier forecasts. Since January 2002, the revenue situation has deteriorated further. The May Revision to the 2002 Governor's Budget projects a combined budget gap for 2001-2002 and 2002-2003 of $23.6 billion. The 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002. The 2002 Budget Act closes the $23.6 billion shortfall for fiscal year 2002-2003 through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-2004 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. A large part of the State's annual budget is mandated by constitutional guarantees (such as for education funding and debt service) and caseload requirements for health and welfare programs. State General Obligation bonds are currently rated "A1" by Moody's, "A+" by S&P, and "AA" by Fitch with some agencies maintaining a negative outlook.

     Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers and mandated expenditures for health, welfare and public safety, among other factors. The State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments, enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of municipal obligations held by the California Fund are subject. Additionally, many factors including national economic, social and environment policies and conditions, which are not within the control of the issuers of municipal obligations, could affect or could have an adverse impact on the financial condition of the issuers. The California Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal obligations, the market value or marketability of municipal obligations or the ability of the respective issuers of the municipal obligations acquired by the California Fund to pay interest on or principal of the municipal obligations. This information has not been independently verified. See the California Fund's Statement of Additional Information for a further discussion of factors affecting municipal bonds in California.

     New York Concentration. As described above, the New York Fund will invest substantially all of its net assets in municipal obligations that are exempt from New York State ("State") and New York City ("City") personal income taxes. The New York Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of State and City municipal obligations. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.


     The events of September 11, 2001 had a significant impact upon the State economy generally and more directly on that of the City. The City and State expect, based on actions of the U.S. Congress and the President, that they will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to September 11, the nation's and the State's economies had been weakening and the loss of approximately one hundred thousand jobs in the City as a direct result of September 11 will produce material budgetary pressures including increases to later year budget gaps for the City and reductions to State surpluses. The State has not quantified the impact of expected reductions in receipts and increased expenditures for unemployment and economic revitalization resulting from September 11. The City's Financial Plan for Fiscal Years 2002-2006 released by the Mayor of the City on June 26, 2002 (the "City Financial Plan"), projects revenues and expenditures for the 2002 and 2003 fiscal years, balanced in accordance with GAAP, and projects gaps of $3.7 billion, $4.2 billion, and $4.6 billion for fiscal years 2004 through 2006, respectively.


     The State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to suburbs and people and business migrated to the South and West. However, since 1999, prior to the impact of September 11, the growth of the State's economy has equaled or exceeded national trends. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or to not locate within, the State and remains an impediment to growth and job creation. The State's and the City's economies remain more reliant on the securities industry than is the national economy. As a result, the downturn in that industry prior to September 11 resulted in adverse changes in wage and employment levels.

     The State ended its 2001-2002 fiscal year on March 31, 2002 in balance on a cash basis, with a reported closing balance in the General Fund of $1.03 billion. The State adopted the debt service portion of the State budget for the 2002-2003 fiscal year on March 26, 2002. The State Legislature adopted the remainder of the budget for the State's 2002-2003 fiscal year on May 16, 2002, and the State released a revised State Financial Plan on May 22, 2002 and its first quarterly Financial Plan update on July 12, 2002. There were no changes to the State Financial Plan projections in the update. The revised State Financial Plan projects balance on a cash basis for the 2002-2003 fiscal year. General Fund disbursements, including transfers to other funds are projected to total $40.22 billion for 2002-2003. The projected General Fund closing balance is $716 million. The State Financial Plan accompanying the Governor's 2002-2003 amended Executive Budget projected General Fund budget gaps of $2.8 billion in the 2003-2004 fiscal year and $3.3 billion in the 2004-2005 fiscal year. The State has noted that there are significant risk factors that could result in a reduction in economic activity statewide such a greater job losses, weaker financial markets and smaller bonus payments by Wall Street firms.


     New York City's expense and capital budgets were adopted on June 21, 2002. The City has outlined a gap-closing program for fiscal years 2004 through 2006 to eliminate the $3.7 billion, $4.2 billion and $4.6 billion projected budget gaps for the 2004 through 2006 fiscal years, respectively. This program, which is not specified in detail, assumes for the 2004 through 2006 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $2.4 billion and $2.5 billion; initiatives requiring State and Federal action of $625 million in each year; increased State education aid of $425 million in each fiscal year; savings from transportation policy innovations, including congestion pricing and E-Z Pass initiatives of $100 million, $500 million and $800 million in fiscal years 2004 through 2006 respectively; savings from management and procurement efficiencies of $50 million, $75 million and $100 million in fiscal years 2004 through 2006, respectively; savings from restructuring sanitation resources of $50 million, $75 million and $100 million in fiscal years 2004 through 2006, respectively; savings from tort reform through local law of $25 million, $50 million, and $75 million in fiscal years 2004 through 2006, respectively; and increased revenues of $60 million in each year from the sale of Taxi Medallions.



     The City depends on aid from the State and federal governments to both enable the City to balance its budget and to meet its cash requirements. The City Financial Plan provides for an additional $800 million in State and federal aid in fiscal year 2003 alone. If State or federal aid for fiscal year 2003 or thereafter is less than the level projected in the Mayor's proposal, projected savings may be negatively impacted and the Mayor may be required to propose significant additional spending reductions or tax increases to balance the City's budget. If the State, the State agencies, the City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of default, the market price of municipal bonds issued by such entities could be adversely affected.



     As of May 23, 2002, Moody's rated the City's outstanding general obligation bonds A2, Standard and Poor's rated such bonds A and Fitch rated such bonds A+. Such ratings reflect only the view of Moody's, S&P and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given periods of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs. See "Factors Pertaining to New York" in the Statement of Additional Information for more information about New York.


     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal obligations held by the New

York Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not with the control of the issuers of New York municipal obligations, could affect or could have an adverse impact on the financial condition of the issuers. The New York Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of New York municipal obligations, the market value or marketability of New York municipal obligations or the ability of the respective issuers of the New York municipal obligations acquired by the New York Fund to pay interest on or principal of the municipal obligations. This information has not been independently verified. See the New York Fund's Statement of Additional Information for a further discussion of factors affecting municipal obligations in New York.

     Sector and Territory Concentration. Each Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same U.S. territory or in municipal obligations in the same economic sector, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a territory's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals as well as obligations of the education and transportation sectors. This may make a Fund more susceptible to adverse economic, political, or regulatory occurrences affecting a particular territory or economic sector. For example, health care related issuers are susceptible to Medicaid reimbursement policies, and national and state health care legislation.


     Liquidity Risk. At times, a portion of each Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. The secondary market for some municipal obligations is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which each Fund may invest. Each Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, a Fund could find it more difficult to sell such securities at desirable times and/or prices.


     Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal obligations in each Fund's portfolio is generally less than for corporate equities or bonds, and the investment performance of each Fund may therefore be more dependent on the analytical abilities of Eaton Vance than if the Fund were a stock fund or taxable bond fund.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, each Fund could experience delays in collecting principal and interest to which it is entitled. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, each Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from a Fund's ownership or operation of such assets may not be tax-exempt.

     Municipal Bond Insurance. In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal obligations insured by such insurer, and municipal obligations insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of a Fund. See "Primary Investment Policies -- Municipal Obligation Insurance Generally" above.

     In addition, to the extent each Fund employs Portfolio Insurance, each Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio

Insurance. Each Fund does not expect these guidelines to prevent Eaton Vance from managing each Fund's portfolio in accordance with the Fund's investment objective and policies.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions thereon can decline. In an inflationary period, however, it is expected that, through the Auction process, APS dividend rates would increase, tending to offset the risk.

     Non-Diversification. Each Fund has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent a Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                            MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES

     The management of each Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of each Fund's Board of Trustees under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

     Eaton Vance acts as each Fund's investment adviser under an Investment Advisory Agreement ("Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $53 billion as of September 30, 2002. Eaton Vance is an indirect, wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     Eaton Vance employs 25 personnel in its municipal bond department, including five portfolio managers, three traders and nine credit analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance and certain of its subsidiaries currently manage 5 national municipal investment companies, 41 single state municipal investment companies, 8 limited maturity municipal investment companies and 1 money market municipal investment company, with assets of about $8.9 billion as of September 30, 2002.

     Under the general supervision of each Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of each Fund, will furnish continuously an investment program with respect to each Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to each Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of each Fund who are members of the Adviser's organization and who render investment services to each Fund, and will also compensate all other Adviser personnel who provide research and investment services to each Fund. In return for these services, facilities and payments, each Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.65% of the average weekly gross assets of each Fund. Gross assets of each Fund shall be calculated by deducting accrued liabilities of each Fund not including the amount of any Preferred Shares outstanding.

     Cynthia J. Clemson is the portfolio manager of the California Fund and is responsible for day-to-day management of the California Fund's investments. Ms. Clemson also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is Vice President of Eaton Vance.

     Thomas J. Fetter is the portfolio manager of the National Fund and the New York Fund and is responsible for day-to-day management of each Fund's investments. Mr. Fetter also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years and is Vice President of Eaton Vance.

     Each Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by a Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

     Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Funds. Under the Administration Agreement with each Fund (each an "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of each Fund, subject to the supervision of each Fund's Board of Trustees. Eaton Vance will furnish to each Fund all office facilities, equipment and personnel for administering the affairs of each Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct each Fund's business.

                               DESCRIPTION OF APS

     The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to each Fund's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. Each Fund's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to or incorporated by reference in the Registration Statement of which this Prospectus is a part. The Amended By-Laws may be found in Appendix E to each Fund's Statement of Additional Information.

GENERAL

     Each Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. Each Fund's Amended By-Laws currently authorize the number of shares of APS of each series set forth below in "Description of Capital Structure." The APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS -- Liquidation Rights."

     The APS of each series will rank on parity with shares of any other series of APS and with shares of other series of Preferred Shares of each Fund, as to the payment of dividends and the distribution of assets upon liquidation. All shares of APS carry one vote per share on all matters on which such shares are entitled to be voted. APS, when issued, will be fully paid and, subject to matters discussed in "Certain Provisions of the Declaration of Trust," non-assessable and have no preemptive, conversion or cumulative voting rights. The APS will not be convertible into Common Shares or other capital stock of a Fund, and the holders thereof will have no preemptive, or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS


     General. After the Initial Dividend Period, each Subsequent Dividend period for the APS will generally consist of seven days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, a Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period as discussed below. The holders of the APS of a Fund will be entitled to receive, when, as and if declared by that Fund's Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS of a Fund so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on that Fund's Common Shares and (ii) to the extent permitted under the Code and available, out of the net tax-exempt income earned on that Fund's investments. Dividends on the APS, to the extent that they are derived from municipal obligations, generally will be exempt from federal income tax though some or all of those dividends may be a tax preference item for purposes of the federal alternative minimum tax ("Preference Item"), and relevant state taxes. See "Taxes."


     Dividends on the APS will accumulate from the date on which a Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will be payable, at the option of each Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 28 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

     Prior to each Dividend Payment Date, each Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Funds do not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder of the APS, which holder is expected to be the nominee of the Securities Depository. See "The
Auction -- General -- Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

     Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-

Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

     The amount of cash dividends per share of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

     Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, each Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that a Fund may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that a Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give each Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objective of a Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.


     If the Broker-Dealers shall not give a Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that a Fund give a Notice of Special Dividend Period for the APS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. Each Fund also shall provide a copy of such Notice of Special Dividend Period to S&P and Moody's. A Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a

"Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Moody's Eligible Assets and S&P Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise a Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise a Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. Each Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P. If a Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

     Determination of Dividend Rate. The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends -- General."

     Non-Payment Period; Late Charge. A Non-Payment Period will commence if a Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless a Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by a Fund to deposit funds as provided for by clauses
(ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 3-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, a Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment
Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of a Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if a Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS), provided that the Board of Trustees of a Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Moody's and S&P (or any Substitute Rating Agency in lieu of Moody's or S&P in the event such party shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.


     Restrictions on Dividends and Other Payments. Under the 1940 Act, a Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Each Fund estimates that, based on the composition of its portfolio at September 30, 2002 and assuming the Over-allotment Common Shares and the APS had been issued as of such date, asset coverage with respect to the APS would be at least 259% immediately after the issuance of the APS offered hereby. Under the Code, each Fund must, among other things, distribute each year at least 90% of the sum of its net tax-exempt income and investment company taxable income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair a Fund's ability to maintain such qualification. See "Taxes."


     Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "Voting Rights" below.

     For so long as any APS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other stock, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other stock of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or shares of any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Moody's Eligible Assets and S&P Eligible

Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.


     Additional Dividends. If a Fund retroactively allocates any net capital gains or other taxable income to the APS without having given advance notice thereof to the Auction Agent as described below under "The Auction -- Auction Procedures -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" solely by reason of the fact that such an allocation results from (i) the redemption of all or a portion of the outstanding APS, (ii) the liquidation of the Fund or (iii) a debt obligation believed to be a Municipal Obligation proving to be an obligation subject to federal income tax and/or a relevant state tax (the amount of any of such allocations referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which such Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. Each such Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of the APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes."



     An "Additional Dividend" means a payment to a present or former holder of the APS of an amount that would cause (i) the dollar amount of such holder's dividends received on the APS with respect to the fiscal year in question (including the Additional Dividend) less the federal income tax and applicable state tax attributable to the aggregate of (x) the Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question and
(y) the Additional Dividend (to the extent taxable) to equal (ii) the dollar amount of such holder's dividends received on the APS with respect to the fiscal year in question (excluding the Additional Dividend) if there had been no Retroactive Taxable Allocations. An Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that none of the dividends received from a Fund is a Preference Item; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of APS at the greater of: (x) the maximum marginal combined regular Federal and state income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although each Fund generally intends to designate any Additional Dividend as an "exempt-interest" dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes -- Tax Treatment of Additional Dividends." A Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.


     If a Fund does not give advance notice of the amount of taxable income to be included in a dividend on the APS in the related Auction, as described below under "The Auction -- Auction Procedures -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund may include such taxable income in a dividend on the APS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.

REDEMPTION

     Mandatory Redemption. Each Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Moody's Eligible Assets and S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS -- Dividends and Dividend Periods -- Additional Dividends." Any such redemption will be limited to the lesser number of APS necessary to restore the Discounted Value or the 1940 Act APS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

     Optional Redemption. To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a Notice of Redemption, as provided below, each Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS -- Dividends and Dividend Periods -- Additional Dividends." Each Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

     Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding APS, and all capital stock of a Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in a Fund's failure to maintain Moody's Eligible Assets and S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS of such series.

LIQUIDATION RIGHTS

     Upon any liquidation, dissolution or winding up of a Fund, whether voluntary or involuntary, the holders of APS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Additional Dividends. If such assets of a Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by a Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

     Each Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

     1940 Act APS Asset Coverage. Each Fund will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act APS Asset Coverage"). If a Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "Redemption" below.


     The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS) computed using each Fund's net assets as of September 30, 2002 and assuming the Over-allotment Common Shares and the APS had been issued as of such date will be as follows:


NATIONAL FUND


    Value of Fund assets less liabilities not            1,536,373,036
          constituting senior securities                $
-------------------------------------------------  =    --------------  =     259%
Senior securities representing indebtedness plus        $  592,500,000
             liquidation value of APS


CALIFORNIA FUND


    Value of Fund assets less liabilities not            509,923,147
          constituting senior securities                $
-------------------------------------------------  =    ------------  =      261%
Senior securities representing indebtedness plus        $195,000,000
             liquidation value of APS


NEW YORK FUND


    Value of Fund assets less liabilities not            369,387,458
          constituting senior securities                $
-------------------------------------------------  =    ------------  =      259%
Senior securities representing indebtedness plus        $142,500,000
             liquidation value of APS


     APS Basic Maintenance Amount. Each Fund intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least Aaa from Moody's and AAA from S&P. Moody's and S&P, each of which is a Rating Agency, separately issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate Preferred Shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or Preferred Shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

     Each Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount. Moody's and S&P each have established separate guidelines for determining Discounted Value. These guidelines define eligible portfolio assets (respectively, "Moody's Eligible Assets" and "S&P Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of that Fund's portfolio assets. The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of each Fund's portfolio. The Amount of such assets included in the portfolio of a Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business the value of such assets will exceed 20% of a Fund's total assets. The APS basic maintenance amount includes the sum of (a) the aggregate liquidation preference of APS then outstanding and (b) certain accrued and projected payment obligations of a Fund.

     Upon any failure to maintain the required aggregate Discounted Value, each Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "Description of APS -- Redemption." The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of a Fund.

     Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Amended By-Laws, each Fund's Board of Trustees, without shareholder approval, may modify certain definitions or restrictions that have been adopted by each Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to the APS.

     As recently described by Moody's and S&P, a Preferred Shares rating is an assessment of the capacity and willingness of an issuer to pay Preferred Shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by each Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

     A Rating Agency's guidelines will apply to a Fund's APS only so long as such agency is rating such shares. Each Fund will pay certain fees to each Rating Agency that rates the Fund's APS.

VOTING RIGHTS

     Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of APS of each Fund will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares of that Fund as a single class.

     In connection with the election of each Fund's Trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Shares are entitled, together with the holders of APS, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS and any other Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.


     The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the APS or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, a Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). Each Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event a Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Certain Provisions in the Declaration of Trust," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies." The class vote of holders of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.


     The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

     Holders of the APS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of each Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days subject to certain exceptions set forth under "Description of APS -- Dividends and Dividend Periods -- General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

     The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Amended By-Laws (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Amended Bylaws, which contain the Auction Procedures, are attached as Appendix E to each Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, a Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS -- Dividends and Dividend Periods -- Determination of Dividend Rate."

     Auction Agent Agreement. Each Fund will enter into an agreement (the "Auction Agent Agreement") with Deutsche Bank Trust Company ("Deutsche Bank" and together with any successor bank or trust company or other entity entering into a similar agreement with a Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. Each Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

     The Auction Agent may terminate the Auction Agent Agreement upon notice to a Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, a Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. Each Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

     In addition to serving as the Auction Agent, Deutsche Bank will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of each Fund, acting in accordance with each Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

     Broker-Dealer Agreements. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with Salomon Smith Barney Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated and Wachovia Securities, Inc. and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by each Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Salomon Smith Barney Inc. and may not be terminated without the prior written consent of a Fund, which consent may not be unreasonably withheld.

     The Auction Agent after each Auction will pay a service charge from funds provided by each Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for
any Special Dividend Period shall be determined by mutual consent of a Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

     The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless a Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

     Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by each Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

     The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Amended By-Laws set forth in Appendix E to each Fund's Statement of Additional Information.

     Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). Auctions for the APS for Dividend Periods after the Initial Dividend Period normally will be held with respect to a Fund on every day set forth below after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following day set forth below (also a Dividend Payment Date):


                                                                                    INITIAL
                                                                 FIRST              DIVIDEND       INITIAL
                           PRICING          SETTLEMENT          AUCTION             PAYMENT         RATE
                             DATE              DATE               DATE                DATE         PERIOD
                       ----------------  ----------------  ------------------  ------------------  -------
National Fund
  Series A...........  October 29, 2002  October 31, 2002  November 8, 2002    November 12, 2002   12 days
  Series B...........  October 29, 2002  October 31, 2002  November 12, 2002   November 13, 2002   13 days
  Series C...........  October 29, 2002  October 31, 2002  November 13, 2002   November 14, 2002   14 days
  Series D...........  October 29, 2002  October 31, 2002  November 7, 2002    November 8, 2002     8 days
  Series E...........  October 29, 2002  October 31, 2002  November 8, 2002    November 12, 2002   12 days

                                                                                    INITIAL
                                                                 FIRST              DIVIDEND       INITIAL
                           PRICING          SETTLEMENT          AUCTION             PAYMENT         RATE
                             DATE              DATE               DATE                DATE         PERIOD
                       ----------------  ----------------  ------------------  ------------------  -------
California
  Series A...........  October 29, 2002  October 31, 2002  November 12, 2002   November 13, 2002   13 days
  Series B...........  October 29, 2002  October 31, 2002  November 7, 2002    November 8, 2002     8 days

New York
  Series A...........  October 29, 2002  October 31, 2002  November 8, 2002    November 12, 2002   12 days
  Series B...........  October 29, 2002  October 31, 2002  November 13, 2002   November 14, 2002   14 days


The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS -- Dividends and Dividend Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

     Except as noted below, whenever a Fund intends to include any net capital gains or other income subject to federal income tax or relevant state taxes ("taxable income") in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from a Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. Each Fund also may include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that each Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of APS -- Dividends and Dividend Periods -- Additional Dividends."

     Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date for a series of APS:

          (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to a series of APS as follows:

             (i) Hold Order -- indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

             (ii) Bid -- indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

             (iii) Sell Order -- indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

          (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

     A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

     The Maximum Applicable Rate for the APS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

     The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on (i) the credit ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether a Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS as follows:

                                              PERCENTAGE OF     APPLICABLE PERCENTAGE OF
                                            REFERENCE RATE --      REFERENCE RATE --
MOODY'S CREDIT RATINGS  S&P CREDIT RATINGS   NO NOTIFICATION          NOTIFICATION
----------------------  ------------------  -----------------   ------------------------
Aa3 or Above            AA- or higher              110%                   150%
A3 to A1                A- to A+                   125                    160
Baa3 to Baa1            BBB- to BBB+               150                    250
Below Baa3              Below BBB-                 200                    275

     There is no minimum Applicable Rate in respect of any Dividend Period.

     Each Fund will take all reasonable action necessary to enable Moody's and S&P to provide a rating for the APS. If Moody's and S&P shall not make such a rating available, the Underwriters or their affiliates and successors, after consultation with a Fund, will select another Rating Agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

     Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

     Neither a Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see

"Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement."

     If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding the APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

     If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if a Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS).

     For the purposes of an Auction, the APS for which each Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at a Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS -- Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Amended By-Laws of the Fund, each Fund will be prohibited from reissuing and its affiliates (other than the Underwriter) will be prohibited from transferring (other than to a Fund) any APS they may acquire. Neither a Fund nor any affiliate of the Fund (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

     Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by a Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.


     If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:


          (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

          (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

          (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause
     (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

     If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

     Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

     If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the APS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

     Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of a series of APS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See each Fund's Amended By-Laws set forth in Appendix E to each Fund's Statement of Additional Information.

     Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

     In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.


     The following is a simplified example of how a typical Auction works. Assume that a Fund has 1,000 outstanding APS and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the Auction:


Current Holder A..............  Owns 500 shares, wants to sell  Bid order of 2.1% rate
                                all 500 shares if Applicable    for all 500 shares
                                Rate is less than 2.1%
Current Holder B..............  Owns 300 shares, wants to hold  Hold Order -- will take the Applicable Rate
Current Holder C..............  Owns 200 shares, wants to sell  Bid order of 1.9% rate
                                all 200 shares if Applicable    for all 200 shares
                                Rate is less than 1.9%
Potential Holder D............  Wants to buy 200 shares         Places order to buy at
                                                                or above 2.0%
Potential Holder E............  Wants to buy 300 shares         Places order to buy at
                                                                or above 1.9%
Potential Holder F............  Wants to buy 200 shares         Places order to buy at
                                                                or above 2.1%

     The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Current Holders B and C will continue to own their shares. Current Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

SECONDARY MARKET TRADING AND TRANSFER OF APS

     The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

                                     TAXES

GENERAL

     Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as a Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions), that Fund (but not its shareholders) will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Each Fund intends to distribute substantially all of such income and gain each year.

     The APS will constitute stock of each Fund, and distributions by a Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of that Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service (the "IRS") might take a contrary position, asserting, for example, that the APS constitute debt of each Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by each Fund to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of each Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Kirkpatrick & Lockhart LLP, counsel to each Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

     Each dividend distribution ordinarily will constitute income exempt from federal income tax (i.e., qualify as an "exempt-interest" dividend, which is excludable from the shareholder's gross income). A portion of dividends attributable to interest on certain municipal obligations, however, may be a Preference Item. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to federal income tax. Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income. Finally, distributions of each Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Thus, each Fund is required to allocate a portion of its net capital gain and other taxable income to the APS. Each Fund generally will notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for that dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as net capital gain or other taxable income, each Fund anticipates that the dividends paid on the APS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to a Fund's APS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on its Common Shares and the APS during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of Additional Dividends also may affect each Fund's calculation of each class's allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends."


     Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to each Fund, under current law the manner in which each Fund intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among each Fund's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate each Fund's net capital gain or other taxable income. In the event of such a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of APS may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, no Fund will be required to make payments to such shareholders to offset the tax effect of such reallocation. Kirkpatrick & Lockhart LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain and the issue were properly litigated, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Kirkpatrick & Lockhart LLP represents only its best legal judgment and is not binding on the IRS or the courts.


     Interest on indebtedness incurred or continued by a shareholder to purchase or carry APS is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Fund.

     If at any time when APS are outstanding a Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS -- Dividends and Dividend Periods -- Restrictions on Dividends and Other Payments." Such a suspension may prevent a Fund from distributing at least 90% of the sum of its investment company taxable income and net tax-exempt interest and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, a Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of APS -- Redemption." There can be no assurance, however, that any such action would achieve that objective.

     Certain of each Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

TAX TREATMENT OF ADDITIONAL DIVIDENDS

     If a Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of APS who are subject to the Retroactive Taxable Allocation. See "Description of APS -- Dividends and Dividend
Periods -- Additional Dividends." The federal income tax consequences of Additional Dividends under existing law are uncertain. An Additional Dividend generally will be designated by each Fund as an exempt-interest dividend except to the extent net capital gain or other taxable income is allocated thereto as described above. A Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

SALES OF APS

     The sale of APS (including transfers in connection with a redemption or repurchase of APS) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount received and the holder's adjusted tax basis in the APS. If the APS are held as a capital asset, the gain or loss will be a capital loss and will be long-term if the APS have been held for more than one year. Any loss realized on a disposition of APS held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those APS and any such loss that is not disallowed will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those APS. A shareholder's holding period for APS is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of APS will be disallowed to the extent those APS are replaced by other APS within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original APS. In that event, the basis of the replacement APS will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

     Each Fund is required to withhold 30% of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gain distributions is also required for such shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

STATE TAXES

     California Taxes. In the opinion of special California tax counsel, under California law, dividends paid by the California Fund and designated by it as tax-exempt are exempt from California state personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on Municipal Obligations exempt from California state personal income taxes, provided that a least 50% of the assets of the California Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gain are treated as long-term capital gains taxable at ordinary income rates under the California state personal income tax.

     New York Taxes. In the opinion of special New York tax counsel, under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York State and New York City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies and the governments of Puerto Rico, the U.S. Virgin Islands and Guam and other territories. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State and City personal income tax. Distributions to a corporate holder of APS will be subject to New York State corporate franchise tax and New York City general corporation tax.

     The foregoing briefly summarizes some of the important federal income tax and state tax consequences of investing in the APS and reflects the federal and applicable state and local tax laws, as of the date of this Prospectus and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Other federal, state or local tax considerations may apply to a particular investor, including state alternative minimum tax. Investors should consult their tax advisers.

                        DESCRIPTION OF CAPITAL STRUCTURE


     Each Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 2, 2002 for the National Fund and dated July 8, 2002 for the California Fund and the New York Fund (each a "Declaration of Trust"). Each Declaration of Trust provides that the Trustees of each Fund may authorize separate classes of shares of beneficial interest. The Trustees of each Fund have authorized an unlimited number of shares of beneficial interest stock, par value $0.01 per share, all of which shares were initially classified as Common Shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by a Fund for its own account and (iii) shares outstanding, for each class of authorized securities of each Fund as of October 25, 2002.


                                                                                           AMOUNT
                                                                                        OUTSTANDING
                                                                                       (EXCLUSIVE OF
                                                                    AMOUNT HELD BY     AMOUNT HELD BY
                                                                   FUND FOR ITS OWN   FUND FOR ITS OWN
TITLE OF CLASS                                 AMOUNT AUTHORIZED       ACCOUNT            ACCOUNT)
--------------                                 -----------------   ----------------   ----------------
NATIONAL FUND
Common Shares................................    Unlimited               -0-             64,606,667
Auction Preferred Shares
  Series A...................................      4,740                 -0-                    -0-
  Series B...................................      4,740                 -0-                    -0-
  Series C...................................      4,740                 -0-                    -0-
  Series D...................................      4,740                 -0-                    -0-
  Series E...................................      4,740                 -0-                    -0-
CALIFORNIA FUND
Common Shares................................    Unlimited               -0-             21,621,667
Auction Preferred Shares
  Series A...................................      3,900                 -0-                    -0-
  Series B...................................      3,900                 -0-                    -0-
NEW YORK FUND
Common Shares................................    Unlimited               -0-             15,661,667
Auction Preferred Shares
  Series A...................................      2,850                 -0-                    -0-
  Series B...................................      2,850                 -0-                    -0-

     Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of each Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of a Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. Each Declaration of Trust provides that Shareholders are not liable for any liabilities of a Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of a Fund as though they were general partners, the provisions of each Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

     Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS -- Voting Rights."

     Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other Preferred Shares will not be able to elect any of such Trustees.

     So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from each Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of a Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS -- Dividends and Dividend Periods -- Restrictions on Dividends and Other Payments."

     Each Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     The Common Shares of each Fund commenced trading on the AMEX on August 28, 2002. At October 18, 2002, the net asset value per share of Common Shares and the closing price per share of Common Shares on the AMEX were as follows:
National Fund -- $13.94, $14.50; California Fund -- $13.78, $14.30; and New York Fund -- $14.00, $14.35.

PREFERRED SHARES

     Under the 1940 Act, each Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

                CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

     Anti-Takeover Provisions in the Declaration of Trust. Each Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board of Trustees, and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of a Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Each Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and Preferred Shares. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of each Fund that elected such Trustee and is entitled to vote on the matter.

     In addition, each Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of a Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of each Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of a Fund or any subsidiary of a Fund with or into any Principal Shareholder; (ii) the issuance of any securities of a Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to a Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     Each Board of Trustees has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and Preferred Shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

     Conversion to Open-End Fund. Each Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and Preferred Shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and Preferred Shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of each Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of each Fund's portfolio likely would prohibit it from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in each Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of each Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings. Each Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert a Fund to an open-end investment company.

                                  UNDERWRITING

     Salomon Smith Barney Inc. is acting as representative of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement for each Fund dated the date hereof (each an "Underwriting Agreement"), each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of APS set forth opposite the name of such Underwriter.


                                                                    NATIONAL FUND
                                               --------------------------------------------------------
                                               SERIES A    SERIES B    SERIES C    SERIES D    SERIES E
                                               --------    --------    --------    --------    --------
Salomon Smith Barney Inc.....................   1,991       1,991       1,991       1,991       1,991
UBS Warburg LLC..............................   1,327       1,327       1,327       1,327       1,327
A.G. Edwards & Sons, Inc.....................     474         474         474         474         474
Prudential Securities Incorporated...........     474         474         474         474         474
Wachovia Securities, Inc.....................     474         474         474         474         474
                                                -----       -----       -----       -----       -----
  Total......................................   4,740       4,740       4,740       4,740       4,740



                                                         CALIFORNIA FUND                                NEW YORK FUND
                                                  -----------------------------                 -----------------------------
                                                  SERIES A             SERIES B                 SERIES A             SERIES B
                                                  --------             --------                 --------             --------
Salomon Smith Barney Inc.....................      1,638                1,638                    1,197                1,197
UBS Warburg LLC..............................      1,092                1,092                      798                  798
A.G. Edwards & Sons, Inc.....................        390                  390                      285                  285
Prudential Securities Incorporated...........        390                  390                      285                  285
Wachovia Securities, Inc.....................        390                  390                      285                  285
                                                   -----                -----                    -----                -----
  Total......................................      3,900                3,900                    2,850                2,850



     Each Underwriting Agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to other certain conditions. The Underwriters are obligated to purchase all the APS if they purchase any of the APS.



     The Underwriters propose to offer some of the APS directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $137.50 per share. The sales load the Funds will pay of $500.00 per share is equal to 2.00% of the initial offering price. One half of the sales load from this offering will be paid to certain Underwriters based on their participation in the offering of the Funds' Common Shares. The Underwriters may allow, and dealers may reallow, a concession not to exceed $37.50 per share on sales to other dealers. If all of the APS are not sold at the initial offering price, the Underwriters may change the public offering price and the other selling terms. Investors must pay for any APS purchased on or before October 31, 2002.



     Each Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transaction after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, each Fund, subject to applicable law.


     Each Fund anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     Each Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the Underwriters may be required to make for any of these liabilities. Insofar as indemnifications for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Fund pursuant to the foregoing provisions, or otherwise, each Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, a Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.


     The settlement date for the purchase of the APS will be October 31, 2002, as agreed upon by the Underwriters, each Fund and the Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of each Fund and will maintain custody of the securities and cash of each Fund. IBT maintains each Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with each Fund's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

     PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 is the transfer agent and dividend disbursing agent of each Fund.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the APS will be passed upon for each Fund by Kirkpatrick & Lockhart LLP, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Kirkpatrick & Lockhart LLP. Kirkpatrick & Lockhart LLP and Simpson Thacher & Bartlett may rely as to certain matters of California law relating to the California Fund, and New York law relating to the New York Fund, on the opinion of Sidley Austin Brown & Wood LLP, New York, New York.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts, is the independent auditor for each Fund and will audit each Fund's financial statements.

                             ADDITIONAL INFORMATION

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, New York 10013-2409. Reports, proxy statements and other information concerning each Fund can also be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

     This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified by this reference.

     Additional information regarding each Fund and the APS is contained in the Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed by each Fund with the SEC. The SEC maintains a Web site (http://www.sec.gov) that contains each Fund's Registration statement, reports, proxy and information statements and other information regarding registrants, including each Fund, that file electronically with the SEC.

                                 NATIONAL FUND

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........  B-1
Trustees and Officers.......................................  B-9
Investment Advisory and Other Services......................  B-13
Determination of Net Asset Value............................  B-15
Portfolio Trading...........................................  B-15
Taxes.......................................................  B-17
Other Information...........................................  B-21
Independent Auditors........................................  B-21
Independent Auditors' Report................................  B-22
Financial Statements........................................  B-23
Appendix A: Ratings of Municipal Bonds......................  B-39
Appendix B: Tax Equivalent Yield Table......................  B-45
Appendix C: U.S. Territory Information......................  B-46
Appendix D: Description of Insurers.........................  B-48
Appendix E: Amended By-Laws.................................  B-51


                                CALIFORNIA FUND

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........  B-1
Trustees and Officers.......................................  B-9
Investment Advisory and Other Services......................  B-14
Determination of Net Asset Value............................  B-16
Portfolio Trading...........................................  B-16
Taxes.......................................................  B-18
Other Information...........................................  B-22
Independent Auditors........................................  B-22
Independent Auditors' Report................................  B-23
Financial Statements........................................  B-24
Appendix A: Ratings of Municipal Bonds......................  B-41
Appendix B: Tax Equivalent Yield Table......................  B-47
Appendix C: California and U.S. Territory Information.......  B-48
Appendix D: Description of Insurers.........................  B-66
Appendix E: Amended By-Laws.................................  B-69

                                 NEW YORK FUND

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........  B-1
Trustees and Officers.......................................  B-9
Investment Advisory and Other Services......................  B-14
Determination of Net Asset Value............................  B-15
Portfolio Trading...........................................  B-16
Taxes.......................................................  B-18
Other Information...........................................  B-21
Independent Auditors........................................  B-22
Independent Auditors' Report................................  B-23
Financial Statements........................................  B-24
Appendix A: Ratings of Municipal Bonds......................  B-40
Appendix B: Tax Equivalent Yield Table......................  B-46
Appendix C: New York and U.S. Territory Information.........  B-48
Appendix D: Description of Insurers.........................  B-54
Appendix E: Amended By-Laws.................................  B-57

                                    GLOSSARY

     "7-Day Dividend Period" means a Dividend Period consisting of seven days.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.


     "1940 Act APS Asset Coverage" has the meaning set forth on page 35 of this Prospectus.



     "1940 Act Cure Date" has the meaning set forth on page 35 of this Prospectus.



     "Additional Dividend" has the meaning set forth on page 33 of this Prospectus.


     "Adviser" means Eaton Vance Management.

     "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

     "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.


     "Amended By-Laws" means the By-laws of each Fund, as amended October 1, 2002, specifying the powers, preferences and rights of the APS. Each Fund's Amended By-Laws are contained in Appendix E to the Fund's Statement of Additional Information.


     "Anticipation Notes" means the following municipal obligations: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.


     "Applicable Percentage" has the meaning set forth on page 41 of this Prospectus.


     "Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

     "APS" means the Auction Preferred Shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of a Fund.


     "APS Basic Maintenance Amount" has the meaning set forth on page 35 of this Prospectus.



     "APS Basic Maintenance Cure Date" has the meaning set forth on page 34 of this Prospectus.


     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agent" means Deutsche Bank Trust Company, unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of each Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

     "Auction Agent Agreement" means the agreement entered into between each Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.


     "Auction Date" has the meaning set forth on page 39 of this Prospectus.


     "Auction Procedures" means the procedures for conducting Auctions set forth in Section 10 of each Fund's Amended By-Laws contained in Appendix E to each Fund's Statement of Additional Information.

     "Available APS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

     "Bid" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "Board of Trustees" or "Board" means the Board of Trustees of each Fund.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by each Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including Salomon Smith Barney Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated and Wachovia Securities, Inc., pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

     "Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Shares" means the Common Shares, par value $0.01 per share, of each Fund.

     "Date of Original Issue" means, with respect to each APS, the date on which such share first is issued by each Fund.

     "Declaration of Trust" means the Agreement and Declaration of Trust of each Fund.

     "Discounted Value" of any asset of each means with respect to a Moody's Eligible Assets or S&P Eligible Asset, the quotient of the market value thereof divided by the applicable Moody's or S&P Discount Factor.


     "Dividend Payment Date" has the meaning set forth on page 29 of this Prospectus.



     "Dividend Periods" has the meaning set forth on page 29 of this Prospectus.


     "DTC" means The Depository Trust Company.

     "Eligible Assets" means Moody's Eligible Assets and S&P Eligible Assets.

     "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by each Fund that is listed as the holder of record of APS in the records of the Auction Agent.

     "Fitch" means Fitch Ratings or its successors.

     "Fund" means each Eaton Vance insured municipal bond fund listed on the cover page of this Prospectus, each a Massachusetts business trust that is the issuer of APS.


     "Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.


     "IBT" means Investors Bank & Trust Company, the custodian of each Fund's assets.


     "Initial Dividend Payment Date" has the meaning set forth on page 2 of this Prospectus.


     "Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.

     "IRS" means the Internal Revenue Service.

     "Long Term Dividend Period" has the meaning set forth on page 29 of this Prospectus.



     "Mandatory Redemption Price" has the meaning set forth on page 34 of this Prospectus.


     "Marginal Tax Rate" means the maximum marginal federal income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.

     "Maximum Applicable Rate" has the meaning specified under "The
Auction -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

     "Moody's" means Moody's Investors Service, Inc. or its successors.


     "Moody's Eligible Assets" has the meaning set forth on page 36 of this Prospectus.


     "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.


     "Non-Payment Period" has the meaning set forth on page 31 of this Prospectus.



     "Non-Payment Period Rate" has the meaning set forth on page 32 of this Prospectus.



     "Notice of Revocation" has the meaning set forth on page 31 of this Prospectus.



     "Notice of Special Dividend Period" has the meaning set forth on page 30 of this Prospectus.



     "Optional Redemption Price" has the meaning set forth on page 34 of this Prospectus.


     "Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

     "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by each Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).


     "Preference Item" has the meaning set forth on page 29 of this Prospectus.


     "Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of each Fund.

     "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

     "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Obligation Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.


     "Request for Special Dividend Period" has the meaning set forth on page 30 of this Prospectus.



     "Response" has the meaning set forth on page 30 of this Prospectus.



     "Retroactive Taxable Allocation" has the meaning set forth on page 33 of this Prospectus.


     "S&P" means Standard & Poor's, or its successors.


     "S&P Eligible Assets" has the meaning set forth on page 36 of this Prospectus.


     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by each Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

     "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.


     "Short Term Dividend Period" has the meaning set forth on page 29 of this Prospectus.



     "Special Dividend Period" has the meaning set forth on page 22 of this Prospectus.


     "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of each Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of a Fund and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of each Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at a Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of each Fund after consultation with the Auction Agent and the Broker-Dealers.

     "Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.

     "Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

     "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by PaineWebber Incorporated, or its respective affiliates and successors, after consultation with each Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the APS.

     "Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Taxable Equivalent of the Short-Term Municipal Obligations Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes a Preference Item, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Obligations Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the marginal tax rate noted above (expressed as a decimal). A Fund may not utilize a successor index to the Kenny Index unless S&P provides the Fund with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the APS.


     "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date.

     "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.


     "Valuation Date" means, for purposes of determining whether a Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with October 29, 2002.


     "Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    EATON VANCE INSURED MUNICIPAL BOND FUND
                             4,740 SHARES, SERIES A
                             4,740 SHARES, SERIES B
                             4,740 SHARES, SERIES C
                             4,740 SHARES, SERIES D
                             4,740 SHARES, SERIES E

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
                             3,900 SHARES, SERIES A
                             3,900 SHARES, SERIES B

                EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
                             2,850 SHARES, SERIES A
                             2,850 SHARES, SERIES B

                            AUCTION PREFERRED SHARES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE




                               [Eaton Vance Logo]




                                  ------------



                              P R O S P E C T U S


                                October 29, 2002





                         ------------

                              SALOMON SMITH BARNEY
                                  UBS WARBURG
                           A.G. EDWARDS & SONS, INC.
                             PRUDENTIAL SECURITIES
                              WACHOVIA SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                                OCTOBER 29, 2002


               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 (800) 225-6265




                    ---------------------
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........  B-1
Trustees and Officers.......................................  B-9
Investment Advisory and Other Services......................  B-14
Determination of Net Asset Value............................  B-16
Portfolio Trading...........................................  B-16
Taxes.......................................................  B-18
Other Information...........................................  B-22
Independent Auditors........................................  B-22
Independent Auditors' Report................................  B-23
Financial Statements........................................  B-24
Appendix A: Ratings of Municipal Bonds......................  B-41
Appendix B: Tax Equivalent Yield Table......................  B-47
Appendix C: California and U.S. Territory Information.......  B-48
Appendix D: Description of Insurers.........................  B-66
Appendix E: Amended By-Laws.................................  B-69





                    ---------------------
     THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND (THE "FUND") DATED OCTOBER 29, 2002, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

     Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

     Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

     In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax ("AMT"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified
Section 501(c)(3) bonds" or refundings of certain obligations included in the second category.

     Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Fund will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

     Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

     The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company, the Fund is subject to certain limitations on its investments and on the nature of its income.

     The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

     The Fund also may invest up to 20% of the net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in the amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond.

     State Concentration. The Fund may invest 25% or more of its total assets in municipal obligations of issuers located in California or the U.S. territories. When the Fund does so, it will be sensitive to factors affecting California or the U.S. Territory, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings. Factors pertaining to California and U.S. territories are set forth in Appendix C.

     Economic Sector Concentration. The Fund may invest 25% or more of its total assets in municipal obligations of issuers in the same economic sector. There could be economic, business or political developments which might affect all municipal obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

     Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

     Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

     Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

     Municipal Leases. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

     Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute substantially all of its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

     When-Issued Securities. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it set aside cash to pay for when-issued securities.

     Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer-term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long-term bonds because they may protect to some degree against a rise in interest rates.

     Variable Rate Obligations. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provide by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer-term investment of its funds.

     Inverse Floaters. The Fund currently does not invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested. Although the Fund does not intend initially to invest in inverse floaters, the Fund may do so at some point in the future. The Fund will provide 30 days' written notice prior to any change in its policy in investing in inverse floaters.

     Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

     If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

     Liquidity and Protective Put Options. The Fund may also enter into a separate agreement with the seller of a security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. The Fund would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Fund after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

     Illiquid Obligations. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     Securities Lending. The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Distributions by the Fund of any income realized by the Fund from securities loans will be taxable. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. The Fund has no present intention of engaging in securities lending.

     Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

     Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

     The Fund will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase.

The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

     Asset Coverage Requirements. Transactions involving when-issued securities, futures contracts and options (other than options that the Fund has purchased), interest rate swaps or forward rate contracts may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

     Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts or to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Temporary Investments. Under unusual market conditions, the Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

     Portfolio Turnover. The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

     Investment Restrictions. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or
(b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

          (1) Borrow money, except as permitted by the 1940 Act;

          (2) Issue senior securities, as defined in the 1940 Act, other than
     (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

          (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

          (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

          (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

          (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

          (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

          (8) Invest more than 25% of its total assets in issuers in any one industry.

     For purposes of the Fund's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

     The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

     For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the Prospectus and this SAI, the Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, and industrial development bonds. The Fund reserves the right to invest more than 25% of total assets in each of these sectors.

     The Fund has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

     Upon Board of Trustee approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

     Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                             TRUSTEES AND OFFICERS

     The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC is the corporate parent of Eaton Vance. EV is the corporate trustee of Eaton Vance.


                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                      IN FUND
                                                 TERM OF                              COMPLEX
                                               OFFICE AND          PRINCIPAL          OVERSEEN        OTHER
                               POSITION(S)      LENGTH OF     OCCUPATION(S) DURING       BY       DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND      SERVICE        PAST FIVE YEARS      TRUSTEE(1)        HELD
------------                  --------------  -------------  ----------------------  ----------   --------------
INTERESTED TRUSTEES
Jessica M. Bibliowicz         Trustee(2)      Since 7/25/02  President and Chief        185       None
  DOB: 11/28/59                               3 Years        Executive Officer of
                                                             National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999). Ms.
                                                             Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.
James B. Hawkes               Vice President  Since 7/8/02   Chairman, President        190       Director of
  DOB: 11/9/41                and Trustee(3)  3 Years        and Chief Executive                  EVC, EV and
                                                             Officer of BMR, Eaton                EVD
                                                             Vance and their
                                                             corporate parent and
                                                             trustee(EVC and EV
                                                             respectively); Vice
                                                             President of EVD.
                                                             President,
                                                             respectively and/or
                                                             officer of 190
                                                             investment companies
                                                             in the Eaton Vance
                                                             Fund Complex. Mr.
                                                             Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             Eaton Vance and EVC,
                                                             which are affiliates
                                                             of the Fund.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                      IN FUND
                                                 TERM OF                              COMPLEX
                                               OFFICE AND          PRINCIPAL          OVERSEEN        OTHER
                               POSITION(S)      LENGTH OF     OCCUPATION(S) DURING       BY       DIRECTORSHIPS
NAME AND AGE                  WITH THE FUND      SERVICE        PAST FIVE YEARS      TRUSTEE(1)        HELD
------------                  --------------  -------------  ----------------------  ----------   --------------
NONINTERESTED TRUSTEES
Donald R. Dwight              Trustee(2)      Since 7/25/02  President of Dwight        190       Trustee/
  DOB: 3/26/31                                3 Years        Partners, Inc. (a                    Director of
                                                             corporate relations                  the Royce
                                                             and communications                   Funds mutual
                                                             company).                            funds
                                                                                                  (consisting of
                                                                                                  17 portfolios)
Samuel L. Hayes, III          Trustee(3)      Since 7/25/02  Jacob H. Schiff            190       Director of
  DOB: 2/23/35                                3 Years        Professor of                         Tiffany & Co.
                                                             Investment Banking                   (specialty
                                                             Emeritus, Harvard                    retailer) and
                                                             University Graduate                  Telect, Inc.
                                                             School of Business                   (telecom-
                                                             Administration                       munication
                                                                                                  services
                                                                                                  company)
Norton H. Reamer              Trustee(4)      Since 7/25/02  President, Unicorn         190       None
  DOB: 9/21/35                                3 Years        Corporation (an
                                                             investment and
                                                             financial advisory
                                                             services company)
                                                             (since September
                                                             2000). Chairman,
                                                             Hellman, Jordan
                                                             Management Co., Inc.
                                                             (an investment
                                                             management company)
                                                             (since November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation
                                                             (investment banking
                                                             firm) (since June
                                                             2002). Formerly
                                                             Chairman of the Board,
                                                             United Asset
                                                             Management Corporation
                                                             (a holding company
                                                             owning institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and
                                                             Director, UAM Funds
                                                             (mutual funds).
Lynn A. Stout                 Trustee(4)      Since 7/25/02  Professor of Law,          185       None
  DOB: 9/14/56                                3 Years        University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

---------------

(1) Includes both master and feeder funds in master-feeder structure.

(2) Class I Trustee whose term expires in 2003.

(3) Class II Trustee whose term expires in 2004.

(4) Class III Trustee whose term expires in 2005.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                 TERM OF OFFICE
                                 POSITION(S)     AND LENGTH OF     PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                      WITH FUND         SERVICE              PAST FIVE YEARS
------------                    --------------   --------------   ------------------------------
Cynthia Clemson...............  Vice President    Since 7/8/02    Vice President of Eaton Vance
  DOB: 3/2/63                                                     and BMR. Officer of 16
                                                                  investment companies managed
                                                                  by Eaton Vance or BMR.
Thomas J. Fetter..............  President         Since 7/8/02    Vice President of Eaton Vance
  DOB: 8/20/43                                                    and BMR. Officer of 126
                                                                  investment companies managed
                                                                  by Eaton Vance or BMR.
Robert B. MacIntosh...........  Vice President    Since 7/8/02    Vice President of Eaton Vance
  DOB: 1/22/57                                                    and BMR. Officer of 125
                                                                  investment companies managed
                                                                  by Eaton Vance or BMR.
Alan R. Dynner................  Secretary         Since 7/8/02    Vice President, Secretary and
  DOB: 10/10/40                                                   Chief Legal Officer of BMR,
                                                                  Eaton Vance, EVD and EVC.
                                                                  Officer of 190 investment
                                                                  companies managed by Eaton
                                                                  Vance or BMR.
James L. O'Connor.............  Treasurer         Since 7/8/02    Vice President of BMR, Eaton
  DOB: 4/1/45                                                     Vance and EVD. Officer of 112
                                                                  investment companies managed
                                                                  by Eaton Vance or BMR.

     The Nominating Committee of the Board of Trustees of the Fund is comprised of the Trustees who are not "interested persons" of the Fund as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is comprised of noninterested Trustees of the Fund. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Dwight (Chairman), Hayes and Reamer are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

     Messrs. Dwight, Hayes and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund.

     During the fiscal period ended September 30, 2002 the Fund's Committees did not meet.

     In reviewing the approval of the investment advisory agreement between the Fund and the investment adviser, the noninterested Trustees considered, among other things, the following:

     - A report comparing the fees and expenses of the Fund to a peer group of funds;

     - Information on the relevant peer group(s) of funds and appropriate indices;

     - The economic outlook and the general investment outlook in the relevant investment markets;

     - Eaton Vance's results and financial condition and the overall organization of the investment adviser;

     - Arrangements regarding the distribution of Fund shares;

     - The procedures used to determine the fair value of the Fund's assets;

     - The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

     - Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

     - The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

     - The quality nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

     - Investment management staffing;

     - Operating expenses (including transfer agency expenses) to be paid to third parties; and

     - Information to be provided to investors, including Fund's shareholders.

     In addition to the factors mentioned above, the noninterested Trustees also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The noninterested Trustees considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The noninterested Trustees also considered Eaton Vance's profit margins in comparison with available industry data.

     The noninterested Trustees did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the noninterested Trustees. In assessing the information provided by Eaton Vance and its affiliates, the noninterested Trustees also took into consideration the benefits to shareholders of investing in a fund that is part of large family of funds which provides a large variety of shareholder services.

     Based on their consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the noninterested Trustees concluded that the approval of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

     Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2001.

                                                                        AGGREGATE DOLLAR RANGE
                                                                         OF EQUITY SECURITIES
                                                     DOLLAR RANGE OF    OWNED IN ALL REGISTERED
                                                    EQUITY SECURITIES      FUNDS OVERSEEN BY
                                                      OWNED IN THE       TRUSTEE IN THE EATON
NAME OF TRUSTEE                                           FUND            VANCE FUND COMPLEX
---------------                                     -----------------   -----------------------
INTERESTED TRUSTEES
Jessica M. Bibliowicz.............................        None           $10,001 -- $50,000
James B. Hawkes...................................        None              over $100,000

NONINTERESTED TRUSTEES
Donald R. Dwight..................................        None              over $100,000
Samuel L. Hayes, III..............................        None              over $100,000
Norton H. Reamer..................................        None              over $100,000
Lynn A. Stout.....................................        None           $10,001 -- $50,000

     As of December 31, 2001, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

     During the calendar years ended December 31, 2000 and December 31, 2001, no noninterested Trustee (or their immediate family members) had:

          1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

          2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

          3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

     During the calendar years ended December 31, 2000 and December 31, 2001, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

     Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

     The fees and expenses of the noninterested Trustees of the Fund are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) For the period from the commencement of operations, August 30, 2002, to the fiscal year ended, September 30, 2002, the Trustees received no compensation. During the Fund's fiscal year ended September 30, 2003, the noninterested Trustees of the Fund will earn the following compensation in their capacities as Trustee. For the year ended December 31, 2001, the noninterested Trustees earned the following compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).

                                        JESSICA M.   DONALD R.     SAMUEL L.    NORTON H.   LYNN A.
SOURCE OF COMPENSATION                  BIBLIOWICZ    DWIGHT       HAYES, III    REAMER      STOUT
----------------------                  ----------   ---------     ----------   ---------   --------
Fund*.................................   $  2,500    $  2,500       $  2,500    $  2,500    $  2,500
Fund Complex..........................   $160,000    $162,500(2)    $170,000    $160,000    $160,000(3)

---------------

 *  Estimated

(1) As of October 18, 2002, the Eaton Vance fund complex consisted of 191 registered investment companies or series thereof.

(2) Includes $60,000 of deferred compensation.

(3) Includes $16,000 of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

     The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

     The Investment Advisory Agreement continues in effect to March 31, 2004 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

     Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV is a subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L. Cabot, Thomas E. Faust, Jr., Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. James B. Hawkes, Thomas E. Faust, Jr., Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

     EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

     Code of Ethics. The investment adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code, Eaton Vance employees may purchase and sell securities (including securities held by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

     Investment Advisory Services. Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

     Administrative Services. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include record keeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Share is determined by Investors Bank & Trust Company ("IBT"), in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

     Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by the Trustees.

                               PORTFOLIO TRADING

     Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

     Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the Adviser's other clients for providing brokerage and research services to the Adviser.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

     The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

     Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National

Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                     TAXES

     The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The Fund intends to elect and to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. As discussed above, the Fund intends to make timely distributions of its ordinary income and capital gain net income so as to avoid paying this excise tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

     Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

     Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

     Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future.

     In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund and allocated to the Fund's shareholders.

     The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. The Fund may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

     Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a sale, redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

     Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

     Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of up to 30% for amounts paid during 2002 and 2003. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Thus, the Fund is required to allocate a portion of its net capital gain and other taxable income to the APS. The Fund generally will notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for that dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as net capital gain or other taxable income, the Fund anticipates that the dividends paid on the APS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to the Fund's APS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on its Common Shares and the APS during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of Additional Dividends also may affect the Fund's calculation of each class's allocable share of capital gains and other taxable income. See "Taxes -- Tax Treatment of Additional Dividends" in the Prospectus.



     Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among the Fund's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of such a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of APS may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, the Fund will not be required to make payments to such shareholders to offset the tax effect of such reallocation. Kirkpatrick & Lockhart LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain and the issue were properly litigated, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Kirkpatrick & Lockhart LLP represents only its best legal judgment and is not binding on the IRS or the courts.


     The Fund is not appropriate for non-U.S. investors or as a retirement plan investment.

     State and Local Taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

     In the opinion of special California tax counsel, Sidley Austin Brown & Wood LLP, under California law, dividends paid by the Fund are exempt from California personal income tax applicable to individuals who reside in California to the extent such dividends are derived from interest payment on California municipal obligations and municipal obligations issued by certain U.S. territories and provided that at least 50% of the assets of the Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. This opinion assumes and relies upon the Fund's qualification for the special tax treatment afforded regulated investment companies, satisfaction of the conditions necessary to pay exempt-interest dividends to shareholders, and characterization of the APS as stock under federal income tax law.

     Under the California personal income tax, distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income.

     The foregoing briefly summarizes some of the important federal income tax and California personal income tax consequences to shareholders of investing in shares of the Fund, reflects the federal and California income tax laws as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

     Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Fund.

                               OTHER INFORMATION

     The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

     The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 2/3 of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

     The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts, are the independent auditors for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Insured California Municipal Bond Fund:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance Insured California Municipal Bond Fund (the "Fund") as of August 19, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Eaton Vance Insured California Municipal Bond Fund as of August 19, 2002 in conformity with generally accepted accounting principles.

Boston, Massachusetts
August 20, 2002

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 19, 2002

                           ASSETS
Cash........................................................   $100.000
Offering costs..............................................   $300,000
                                                               --------
Total assets................................................   $400,000
                                                               ========
                        LIABILITIES
Accrued offering costs......................................   $300,000
                                                               --------
Total liabilities...........................................   $300,000
                                                               ========
Net assets applicable to 6,666.67 common shares of
  beneficial interests issued and outstanding...............   $100,000
                                                               ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE................   $  15.00
                                                               ========

                          NOTES TO FINANCIAL STATEMENT

NOTE 1:  ORGANIZATION

     The Fund was organized as a Massachusetts business trust on July 8, 2002, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 6,666.67 common shares to Eaton Vance Management, the Fund's Investment Adviser.

     Eaton Vance Management, or an affiliate, has agreed to pay all organizational expenses and offering costs (other than sales loads) that exceed $0.03 per common share.

     The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and California personal income tax.

NOTE 2:  ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

     The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 10,000,000 common shares.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.65% of the average weekly gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

     In addition, the Adviser has contractually agreed to reimburse the Fund for fees and expenses during the first 8 years of operations. These reductions range from 0.32% of the average weekly gross assets during the first year of operations, declining to 0.08% of the average weekly gross assets during the eighth year. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond this time.

     Eaton Vance serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

NOTE 4:  FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments.

                     INSURED CALIFORNIA MUNICIPAL BOND FUND
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                            AS OF SEPTEMBER 30, 2002

   PRINCIPAL
    AMOUNT
(000'S OMITTED)                             SECURITY                                VALUE
---------------                             --------                             ------------
                  TAX-EXEMPT INVESTMENTS -- 98.5%
                  ESCROWED/PREREFUNDED -- 9.3%
   $  7,540       Foothill/Eastern, Transportation Corridor Agency, (AGR),
                    Escrowed to Maturity, 0.00%, 1/1/21                          $  3,249,514
      5,110       Foothill/Eastern, Transportation Corridor Agency, Escrowed
                    to Maturity, 0.00%, 1/1/30                                      1,353,383
     18,790       Foothill/Eastern, Transportation Corridor Agency, Escrowed
                    to Maturity, 0.00%, 1/1/21                                      8,097,926
     20,000       Foothill/Eastern, Transportation Corridor Agency, Escrowed
                    to Maturity, 0.00%, 1/1/23                                      7,630,200
      9,175       San Joaquin Hills, Transportation Corridor Agency, Escrowed
                    to Maturity, 0.00%, 1/1/22                                      3,719,545
     13,400       San Joaquin Hills, Transportation Corridor Agency, Escrowed
                    to Maturity, 0.00%, 1/1/24                                      4,834,452
                                                                                 ------------
                                                                                 $ 28,885,020
                                                                                 ============
                  INSURED-EDUCATION -- 1.8%
   $  1,835       California University, (AMBAC), 5.00%, 11/1/33                 $  1,916,988
      3,495       University Revenue, (FGIC), 5.00%, 9/1/25                         3,662,166
                                                                                 ------------
                                                                                 $  5,579,154
                                                                                 ============
                  INSURED-ELECTRIC UTILITIES -- 1.3%
   $  4,000       Sacramento, Municipal Electric Utility District, (FSA),
                    5.00%, 8/15/28                                               $  4,185,440
                                                                                 ------------
                                                                                 $  4,185,440
                                                                                 ============
                  INSURED-GENERAL OBLIGATIONS -- 34.0%
   $  2,000       Antelope Valley Union High School District, (MBIA), 5.00%,
                    2/1/27                                                       $  2,102,960
      2,840       Azusa Unified School District, (FSA), 0.00%, 7/1/25                 920,188
      2,160       Azusa Unified School District, (FSA), 0.00%, 7/1/26                 662,969
      3,290       Azusa Unified School District, (FSA), 0.00%, 7/1/27                 958,476
      6,030       Burbank Unified School District, (FGIC), 0.00%, 8/1/21            2,465,426
      5,000       Butte-Glenn Community College District, (MBIA), 5.00%,
                    8/1/26                                                          5,258,250
     12,705       California, (AMBAC), 5.00%, 4/1/27(1)                            13,282,823
      1,000       California, (FGIC), 4.50%, 12/1/24                                  999,250
      1,640       California, (FGIC), 4.75%, 4/1/29                                 1,658,056
      1,000       California, (MBIA), 5.00%, 3/1/28                                 1,040,020
      2,180       Ceres Unified School District, (FGIC), 0.00%, 8/1/25                703,442
      2,900       Folsom Cordova Unified School District, (MBIA), 0.00%,
                    10/1/22                                                         1,104,407
      1,465       Folsom Cordova Unified School District, (MBIA), 0.00%,
                    10/1/23                                                           524,060
      3,100       Folsom Cordova Unified School District, (MBIA), 0.00%,
                    10/1/23                                                         1,108,932
      1,505       Folsom Cordova Unified School District, (MBIA), 0.00%,
                    10/1/25                                                           481,630
      1,610       Fullerton Joint Union High School District, (FSA), 5.00%,
                    8/1/22                                                          1,695,056
      1,835       Huntington Beach City School District, (FGIC), 0.00%, 8/1/24        624,836
      2,060       Huntington Beach City School District, (FGIC), 0.00%, 8/1/25        664,721
      2,140       Huntington Beach City School District, (FGIC), 0.00%, 8/1/26        654,112

   PRINCIPAL
    AMOUNT
(000'S OMITTED)                             SECURITY                                VALUE
---------------                             --------                             ------------
      2,000       Jurupa Unified School District, (FGIC), 0.00%, 8/1/23               721,600
      2,875       Jurupa Unified School District, (FGIC), 0.00%, 8/1/24               979,800
      3,825       Jurupa Unified School District, (FGIC), 0.00%, 8/1/25             1,235,322
      2,000       Jurupa Unified School District, (FGIC), 0.00%, 8/1/26               612,020
      2,235       Kings Canyon Joint Unified School District, (FGIC), 0.00%,
                    8/1/25                                                            721,190
      3,580       Modesto High School District, Stanislaus County, (FGIC),
                    0.00%, 8/1/25                                                   1,156,197
      1,985       Moorpark Unified School District, (FSA), 5.00%, 8/1/22            2,099,455
      1,055       Moorpark Unified School District, (FSA), 5.00%, 8/1/23            1,109,776
      3,270       North Orange County, Community College District, (MBIA),
                    5.00%, 8/1/22                                                   3,473,721
      3,720       Orchard School District, (FGIC), 0.00%, 8/1/21                    1,520,959
      1,000       Salinas Union High School District, (MBIA), 5.00%, 6/1/27         1,050,330
     12,000       San Diego Unified School District, (FGIC), 0.00%, 7/1/20          5,255,640
     10,000       San Diego Unified School District, (FGIC), 0.00%, 7/1/22          3,854,600
     10,000       San Diego Unified School District, (FGIC), 0.00%, 7/1/23          3,621,200
      8,535       San Diego Unified School District, (FGIC), 5.00%, 7/1/27          8,933,499
      7,100       San Jose Evergreen Community College District, (MBIA),
                    5.00%, 9/1/26                                                   7,469,129
      8,000       San Juan Unified School District, (FSA), 0.00%, 8/1/21            3,270,880
      3,735       San Mateo County Community College District, (FGIC), 0.00%,
                    9/1/20                                                          1,623,194
      5,000       San Mateo County Community College District, (FGIC), 0.00%,
                    9/1/22                                                          1,911,850
      4,365       San Mateo County Community College District, (FGIC), 0.00%,
                    9/1/23                                                          1,567,821
      3,955       San Mateo County Community College District, (FGIC), 0.00%,
                    9/1/25                                                          1,270,939
      3,825       San Mateo County Community College District, (FGIC), 5.00%,
                    9/1/26                                                          4,009,288
      5,240       San Mateo Union High School District, (FGIC), 0.00%, 9/1/21       2,133,990
      2,500       Saugus Union School District, (FGIC), 4.75%, 8/1/27               2,541,725
      1,000       Saugus Union School District, (FGIC), 5.00%, 8/1/23               1,051,920
      1,000       Saugus Union School District, (FGIC), 5.00%, 8/1/24               1,049,470
      3,995       Union Elem School District, (FGIC), 0.00%, 9/1/21                 1,629,960
      1,985       Victor Elementary School District, (FGIC), 0.00%, 8/1/25            640,520
      2,500       West Contra Costa Unified School District, (FGIC), 5.00%,
                    8/1/31                                                          2,592,500
                                                                                 ------------
                                                                                 $106,018,109
                                                                                 ============
                  INSURED-INDUSTRIAL DEVELOPMENT REVENUE -- 2.3%
   $  7,000       Pomona Public Financing Authority, (MBIA), 5.00%, 2/1/33       $  7,252,910
                                                                                 ------------
                                                                                 $  7,252,910
                                                                                 ============
                  INSURED-LEASE REVENUE/CERTIFICATES OF PARTICIPATION -- 3.0%
   $  2,000       Anaheim, Public Financing Authority Lease Revenue, (FSA),
                    0.00%, 9/1/30                                                $    494,920
      5,000       Anaheim, Public Financing Authority Lease Revenue, (FSA),
                    0.00%, 9/1/35                                                     957,950
      8,545       Anaheim, Public Financing Authority Lease Revenue, (FSA),
                    0.00%, 9/1/29                                                   2,228,878
      3,440       Burbank Public Financing Authority, (AMBAC), 5.00%,
                    12/1/26(2)                                                      3,609,007
      2,000       San Diego, (Convention Center Expansion Financing), (AMBAC),
                    4.75%, 4/1/28                                                   2,027,240
                                                                                 ------------
                                                                                 $  9,317,995
                                                                                 ============

   PRINCIPAL
    AMOUNT
(000'S OMITTED)                             SECURITY                                VALUE
---------------                             --------                             ------------
                  INSURED-MISCELLANEOUS -- 4.7%
   $ 13,940       Sacramento County, Airport System, (FSA), 5.00%, 7/1/27        $ 14,568,415
                                                                                 ------------
                                                                                 $ 14,568,415
                                                                                 ============
                  INSURED-SPECIAL TAX REVENUE -- 20.1%
   $  9,340       Cerritos Public Financing Authority, (AMBAC), 5.00%,
                    11/1/24(2)                                                   $ 10,036,951
      7,000       Manteca Redevelopment Agency, (FSA), 5.00%, 10/1/32               7,360,360
      3,675       Manteca Redevelopment Agency, (FSA), 5.00%, 10/1/25               3,884,181
      2,500       North City, School Facility Financing Authority, (AMBAC),
                    0.00%, 9/1/26                                                     752,150
      3,895       North City, School Facility Financing Authority, (AMBAC),
                    5.00%, 9/1/22                                                   4,114,756
      3,000       Palm Desert Financing Authority, (MBIA), 5.00%, 4/1/25            3,165,270
     13,000       Tustin Unified School District, (FSA), 5.00%, 9/1/32             13,576,420
     19,000       Tustin Unified School District, (FSA), 5.00%, 9/1/38             19,806,740
                                                                                 ------------
                                                                                 $ 62,696,828
                                                                                 ============
                  INSURED-TRANSPORTATION -- 5.9%
   $  9,900       Los Angeles County, Metropolitan Transportation Authority,
                    (AMBAC), 5.00%, 7/1/25                                       $ 10,047,906
      1,250       Los Angeles County, Metropolitan Transportation Authority,
                    (FSA), 4.75%, 7/1/28                                            1,266,500
      1,425       San Francisco, (Bay Area Rapid Transportation District),
                    (AMBAC), 5.00%, 7/1/28                                          1,477,939
      1,420       San Francisco, City and County Airport Commission, (MBIA),
                    4.50%, 5/1/23                                                   1,423,124
      2,115       San Francisco, City and County Airport Commission, (MBIA),
                    4.50%, 5/1/28                                                   2,113,329
      3,445       San Joaquin Hills, Transportation Corridor Agency, (MBIA),
                    0.00%, 1/15/30                                                    872,687
      5,000       San Joaquin Hills, Transportation Corridor Agency, (MBIA),
                    0.00%, 1/15/31                                                  1,204,450
                                                                                 ------------
                                                                                 $ 18,405,935
                                                                                 ============
                  INSURED-UTILITIES -- 1.3%
   $  4,000       East Bay, Municipal Utility District, (MBIA), 4.75%, 6/1/34    $  4,038,920
                                                                                 ------------
                                                                                 $  4,038,920
                                                                                 ============
                  INSURED-WATER AND SEWER -- 8.3%
   $  5,750       California Water Resource, (Central Valley), (FGIC), 5.00%,
                    12/1/29                                                      $  6,018,065
      1,000       Marin, Municipal Water District, (AMBAC), 4.50%, 7/1/23(2)        1,002,680
     10,000       San Diego County Water Authority, (MBIA), 5.00%, 5/1/26          10,507,400
      6,565       San Francisco, City and County Public Utilities Commission,
                    (MBIA), 5.00%, 11/1/23                                          6,912,879
      1,520       South County Regional Wastewater Authority, (FSA), 4.50%,
                    2/1/22(2)                                                       1,535,930
                                                                                 ------------
                                                                                 $ 25,976,954
                                                                                 ============

   PRINCIPAL
    AMOUNT
(000'S OMITTED)                             SECURITY                                VALUE
---------------                             --------                             ------------
                  UTILITIES -- 1.6%
   $  4,750       Los Angeles, Water and Power, 5.00%, 7/1/24                    $  4,910,408
                                                                                 ------------
                                                                                 $  4,910,408
                                                                                 ============
                  WATER AND SEWER -- 4.9%
   $ 10,000       California Water Resource, (Central Valley), 4.75%, 12/1/24    $ 10,047,500
      4,970       California Water Resource, (Central Valley), 5.00%, 12/1/29       5,131,277
                                                                                 ------------
                                                                                 $ 15,178,777
                                                                                 ============
                  TOTAL TAX-EXEMPT INVESTMENTS
                    (identified cost $298,052,392)                               $307,014,865
                                                                                 ============
                  SHORT-TERM INVESTMENTS -- 5.9%
   $  4,900       Alameda-Contra Coata, Schools Financing Authority, Variable
                    Rate, 8/1/24                                                 $  4,900,000
      4,620       Alameda-Contra Coata, Schools Financing Authority, Variable
                    Rate, 8/1/29                                                    4,620,000
      8,800       Bay Area Toll Authority, Variable Rate, 4/1/29                    8,800,000
                                                                                 ------------
                  TOTAL SHORT-TERM INVESTMENTS
                    (at amortized cost, $18,320,000)                             $ 18,320,000
                                                                                 ------------
                  TOTAL INVESTMENTS -- 104.4%
                    (identified cost $316,372,392)                               $325,334,865
                                                                                 ------------
                  OTHER ASSETS, LESS LIABILITIES -- (4.4)%                       $(13,700,883)
                                                                                 ------------
                  NET ASSETS-- 100.0%                                            $311,633,982
                                                                                 ============

---------------

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2002, 79.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies (82.8% of the Fund's net assets). The aggregate percentage insured by financial institutions ranged from 1.0% to 24.8% of total investments.

(1) Security (or a portion thereof) has been segregated to cover when-issued securities.

(2) When-issued security.

                       See notes to financial statements

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS
                              FINANCIAL STATEMENTS
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                            AS OF SEPTEMBER 30, 2002

                                                                    PERIOD ENDED
                                                              SEPTEMBER 30, 2002(1)(2)
INSURED CALIFORNIA FUND                                       ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.031
Net realized and unrealized gain............................             0.420
                                                                      --------
Total income from operations................................          $  0.451
                                                                      --------
Common Share offering costs.................................          $ (0.016)
                                                                      --------
Net asset value -- End of period............................          $ 14.760
                                                                      --------
Market value -- End of period...............................          $ 15.000
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              3.04%
                                                                      --------
Total Investment Return on Market Value(4)..................              4.71%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $311,634
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.59%(5)
  Net investment income.....................................              2.54%(5)
Portfolio Turnover..........................................                 0%
                                                                      --------

--------------------------------------------------------------------------------

 + The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

          Ratios (As a percentage of average daily net
            assets):
          Expenses..........................................               0.91%(5)
          Net investment income.............................               2.22%(5)
          Net investment income per share...................           $   0.027

--------------------------------------------------------------------------------

(1) For the period from the start of business, August 30, 2002, to September 30, 2002.

(2) Computed using average common shares outstanding.

(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5) Annualized.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS
                        FINANCIAL STATEMENTS (UNAUDITED)
                              FINANCIAL HIGHLIGHTS
                            AS OF SEPTEMBER 30, 2002

                                                                    PERIOD ENDED
                                                              SEPTEMBER 30, 2002(1)(2)
INSURED MUNICIPAL FUND                                        ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.040
Net realized and unrealized gain............................             0.454
                                                                      --------
Total income from operations................................          $  0.494
                                                                      --------
Common share offering costs.................................          $ (0.009)
                                                                      --------
Net asset value -- End of period............................          $ 14.810
                                                                      --------
Market value -- End of period...............................          $ 15.000
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              3.39%
                                                                      --------
Total Investment Return on Market Value(4)..................              4.71%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $934,619
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.46%(5)
  Net investment income.....................................              3.20%(5)
Portfolio Turnover..........................................                 0%
--------------------------------------------------------------------------------------

 + The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................               0.78%(5)
            Net investment income...........................               2.88%(5)
          Net investment income per share...................           $   0.036

--------------------------------------------------------------------------------

(1) For the period from the start of business, August 30, 2002, to September 30, 2002.

(2) Computed using average common shares outstanding.

(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5) Annualized.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS
                              FINANCIAL STATEMENTS
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                            AS OF SEPTEMBER 30, 2002

                                                                    PERIOD ENDED
                                                              SEPTEMBER 30, 2002(1)(2)
INSURED NEW YORK FUND                                         ------------------------
Net asset value -- Beginning of period(3)...................          $ 14.325
                                                                      --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.028
Net realized and unrealized gain............................             0.358
                                                                      --------
Total income from operations................................          $  0.386
                                                                      --------
Common Share offering costs.................................          $ (0.021)
                                                                      --------
Net asset value -- End of period............................          $ 14.690
                                                                      --------
Market value -- End of period...............................          $ 15.060
                                                                      --------
Total Investment Return on Net Asset Value(4)...............              2.55%
                                                                      --------
Total Investment Return on Market Value(4)..................              5.13%
                                                                      --------
RATIOS/SUPPLEMENTAL DATA+
Net assets, end of period (000's omitted)...................          $223,739
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.68%(5)
  Net investment income.....................................              2.26%(5)
Portfolio Turnover..........................................                 8%
--------------------------------------------------------------------------------------

 + The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

          Ratios (As a percentage of average daily net
            assets):
            Expenses........................................              1.00%(5)
            Net investment income...........................              1.94%(5)
          Net investment income per share...................            $ 0.024

--------------------------------------------------------------------------------

(1) For the period from the start of business, August 30, 2002, to September 30, 2002.

(2) Computed using average common shares outstanding.

(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5) Annualized.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS
                        FINANCIAL STATEMENTS (UNAUDITED)
                      STATEMENTS OF ASSETS AND LIABILITIES
                            AS OF SEPTEMBER 30, 2002

                                      INSURED MUNICIPAL FUND   INSURED CALIFORNIA FUND   INSURED NEW YORK FUND
                                      ----------------------   -----------------------   ---------------------
ASSETS
Investments --
  Identified cost...................       $958,576,041             $316,372,392             $238,966,335
  Unrealized appreciation...........         28,816,305                8,962,473                5,455,182
--------------------------------------------------------------------------------------------------------------
Investments, at value...............       $987,392,346             $325,334,865             $244,421,517
--------------------------------------------------------------------------------------------------------------
Cash................................       $  2,816,419             $  2,323,768             $ 14,012,125
Interest receivable.................          7,748,856                2,465,339                2,385,821
--------------------------------------------------------------------------------------------------------------
Total assets........................       $997,957,621             $330,123,972             $260,819,463
--------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased...                 --                       --             $  4,107,174
Payable for when-issued
  securities........................       $ 62,676,751             $ 18,113,505               32,605,905
Payable to affiliate for Trustees'
  fees..............................              1,000                      868                      868
Accrued expenses....................            660,854                  375,617                  366,205
--------------------------------------------------------------------------------------------------------------
Total liabilities...................       $ 63,338,605             $ 18,489,990             $ 37,080,152
--------------------------------------------------------------------------------------------------------------
Net Assets..........................       $934,619,016             $311,633,982             $223,739,311
--------------------------------------------------------------------------------------------------------------
SOURCES OF NET ASSETS
Paid-in capital.....................       $903,443,120             $302,047,090             $217,894,205
Accumulated net realized loss
  (computed on the basis of
  identified cost)..................                 --                       --                   (9,464)
Accumulated undistributed net
  investment income.................          2,359,591                  624,419                  399,388
Net unrealized appreciation
  (computed on the basis of
  identified cost)..................         28,816,305                8,962,473                5,455,182
--------------------------------------------------------------------------------------------------------------
Total...............................       $934,619,016             $311,633,982             $223,739,311
--------------------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING...........       $ 63,106,667             $ 21,106,667             $ 15,231,667
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
Net assets applicable to common
  shares / common shares issued and
  outstanding.......................       $      14.81             $      14.76             $      14.69
--------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS
                        FINANCIAL STATEMENTS (UNAUDITED)
                            STATEMENTS OF OPERATIONS
                   FOR THE PERIOD ENDED SEPTEMBER 30, 2002(1)

                                      INSURED MUNICIPAL FUND   INSURED CALIFORNIA FUND   INSURED NEW YORK FUND
                                      ----------------------   -----------------------   ---------------------
INVESTMENT INCOME
Interest............................       $ 2,697,670               $  770,817               $  520,158
--------------------------------------------------------------------------------------------------------------
Total investment income.............       $ 2,697,670               $  770,817               $  520,158
--------------------------------------------------------------------------------------------------------------
EXPENSES
Investment adviser fee..............       $   474,113               $  158,249               $  113,470
Trustees fees and expenses..........             1,000                      868                      868
Legal and accounting services.......            41,000                   38,637                   37,854
Printing and postage................            25,000                   10,000                   10,621
Custodian fee.......................            22,005                    9,738                    6,983
Transfer and dividend disbursing
  agent.............................             5,333                    5,115                    4,960
Miscellaneous.......................             3,038                    1,698                    1,876
--------------------------------------------------------------------------------------------------------------
Total expenses......................       $   571,489               $  224,305               $  176,632
--------------------------------------------------------------------------------------------------------------
Deduct --
  Preliminary reduction of
     investment adviser fee.........       $   233,410               $   77,907               $   55,862
--------------------------------------------------------------------------------------------------------------
Total expense reductions............       $   233,410               $   77,907               $   55,862
--------------------------------------------------------------------------------------------------------------
Net expenses........................       $   338,079               $  146,398               $  120,770
--------------------------------------------------------------------------------------------------------------
Net investment income...............       $ 2,359,591               $  624,419               $  399,388
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) --
  Investment transactions
     (identified cost basis)........                --                       --                   (9,464)
--------------------------------------------------------------------------------------------------------------
Net realized loss...................       $        --               $       --               $   (9,464)
--------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
  (depreciation) --
  Investments (identified cost
     basis).........................       $28,816,305               $8,962,473               $5,455,182
--------------------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation (depreciation).......       $28,816,305               $8,962,473               $5,455,182
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain....       $28,816,305               $8,962,473               $5,445,718
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  operations........................       $31,175,896               $9,586,892               $5,845,106
--------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, August 30, 2002, to September 30, 2002.

                       See notes to financial statements

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS
                        FINANCIAL STATEMENTS (UNAUDITED)
                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE PERIOD ENDED SEPTEMBER 30, 2002(1)

                                      INSURED MUNICIPAL FUND   INSURED CALIFORNIA FUND   INSURED NEW YORK FUND
                                      ----------------------   -----------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
  Net investment income.............       $  2,359,591             $    624,419             $    399,388
  Net realized loss.................                 --                       --                   (9,464)
  Net change in unrealized
     appreciation (depreciation)....         28,816,305                8,962,473                5,455,182
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  operations........................       $ 31,175,896             $  9,586,892             $  5,845,106
--------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest --
  Proceeds from sale of shares(2)...       $903,904,500             $302,257,500             $218,098,125
  Offering costs....................           (564,380)                (310,410)                (303,920)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund
  share transactions................       $903,343,120             $301,947,090             $217,794,205
--------------------------------------------------------------------------------------------------------------
Net increase in net assets..........       $934,519,016             $311,533,982             $223,639,311
--------------------------------------------------------------------------------------------------------------
NET ASSETS
At beginning of period..............       $    100,000             $    100,000             $    100,000
--------------------------------------------------------------------------------------------------------------
At end of period....................       $934,619,016             $311,633,982             $223,739,311
--------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME INCLUDED IN NET
  ASSETS
At end of period....................       $  2,359,591             $    624,419             $    399,388
--------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, August 30, 2002, to September 30, 2002.

(2) Proceeds from sale of shares net of sales load paid of $42,592,500, $14,242,500 and $10,276,875 for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

                       See notes to financial statements

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                            AS OF SEPTEMBER 30, 2002

1 SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Insured Municipal Bond Fund (Insured Municipal Fund), Eaton Vance Insured California Municipal Bond Fund (Insured California Fund), and Eaton Vance Insured New York Municipal Bond Fund (Insured New York Fund), (individually referred to as the Fund or collectively the Funds) are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Insured Municipal Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 2, 2002. The Insured California Fund and the Insured New York Fund were organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 8, 2002. Each Fund's investment objective is to achieve current income exempt from regular federal income tax, including alternative minimum tax, and taxes in its specified state. Each Fund seeks to achieve its objective by investing primarily in high grade municipal obligations that are insured as to the timely payment of principal and interest.

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Fund instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

     C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

     D Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At September 30, 2002, the Insured New York Fund, for federal income tax purposes, had a capital loss carryover of $9,464 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2010.

     In addition, each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Fund, as exempt-interest dividends.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

     E Offering Costs -- Costs incurred by the Fund in connection with the offerings of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

     F Financial Futures Contracts -- Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     G Interest Rate Swaps -- The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Funds make bi-annual payments at a fixed interest rate. In exchange, the Funds receive payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Funds are exposed to credit loss in the event of non-performance by the swap counterparty. However, the Funds do not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

     H Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Fund maintains with IBT. All significant credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     J Unaudited Financial Statements -- The Financial Statements relating to September 30, 2002 and for the period then ended have not been audited by independent certified public accountants but in the opinion of the Fund's management reflect all adjustments consisting of only normal recurring adjustments, necessary for the fair presentation of the Financial Statements.

2 DISTRIBUTIONS TO SHAREHOLDERS

     Each Fund intends to make monthly distributions of net investment income. Distributions are recorded on the ex-dividend date. In addition, at least annually, the Funds intend to distribute net capital gain and taxable ordinary income, if any.

3 INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee, computed at an annual rate of 0.65% of each Fund's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. Except for Trustees of each Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. For the period from the start of business August 30, 2002 to September 30, 2002 the fee was equivalent to 0.65% (annualized) of each Fund's average weekly gross assets and amounted to $474,113,

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

$158,249, and $113,470 for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively. EVM also serves as the administrator of the Funds, but currently received no compensation.

     In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.32% of average weekly total assets of each Fund during the first five full years of each Fund's operations, 0.24% of average weekly total assets of each Fund in year six, 0.16% in year seven and 0.08% in year eight. For the period from the start of business August 30, 2002 to September 30, 2002 the Investment Adviser waived $233,410, $77,907, and $55,862 of its advisory fee for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

     Trustees of the Funds that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business August 30, 2002 to September 30, 2002, no significant amounts have been deferred.

     Certain officers and one Trustee of each Fund are officers of the above organization.

4 INVESTMENTS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations for the period from the start of business August 30, 2002 to September 30, 2002 were as follows:

INSURED MUNICIPAL FUND
  Purchases.................................................  $899,677,805

INSURED CALIFORNIA FUND
  Purchases.................................................  $297,863,054

INSURED NEW YORK FUND
  Purchases.................................................  $215,134,387
  Sales.....................................................    11,083,750

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

5 FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at September 30, 2002, as computed for Federal income tax purposes, were as follows:

INSURED MUNICIPAL FUND
Aggregate cost..............................................  $958,572,254
                                                              ============
Gross unrealized appreciation...............................  $ 28,820,092
Gross unrealized depreciation...............................            --
                                                              ------------
Net unrealized appreciation.................................  $ 28,820,092
                                                              ============
INSURED CALIFORNIA FUND
Aggregate cost..............................................  $316,349,392
                                                              ============
Gross unrealized appreciation...............................  $  9,029,051
Gross unrealized depreciation...............................       (43,578)
                                                              ------------
NET UNREALIZED APPRECIATION.................................  $  8,985,473
                                                              ============
INSURED NEW YORK FUND
Aggregate cost..............................................  $238,964,310
                                                              ============
Gross unrealized appreciation...............................  $  5,471,415
Gross unrealized depreciation...............................       (14,208)
                                                              ------------
Net unrealized appreciation.................................  $  5,457,207
                                                              ============

6 SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Funds to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in Fund shares were as follows:

                                                                  PERIOD ENDED
                                                              SEPTEMBER 30, 2002(1)
                                                              ---------------------
INSURED MUNICIPAL FUND
Sales.......................................................       63,100,000
                                                                   ----------
Net increase................................................       63,100,000
                                                                   ==========
INSURED CALIFORNIA FUND
Sales.......................................................       21,100,000
                                                                   ----------
Net increase................................................       21,100,000
                                                                   ==========
INSURED NEW YORK FUND
Sales.......................................................       15,225,000
                                                                   ----------
Net increase................................................       15,225,000
                                                                   ==========

---------------

(1) For the period from the start of business, August 30, 2002 to September 30, 2002.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

7 FINANCIAL INSTRUMENTS

     Each Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     At September 30, 2002 there were no outstanding obligations under these financial instruments.

                                                                      APPENDIX A

                      DESCRIPTION OF SECURITIES RATINGS(+)
                        MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

---------------
     + The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

     Should no rating be assigned, the reason may be one of the following:

          1.  An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

     MIG/VMIG RATINGS U.S. SHORT-TERM RATINGS: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category in this category may lack sufficient margins of protection.

STANDARD & POOR'S RATINGS GROUP

  INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS(+) OR MINUS(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  MUNICIPAL NOTES

     S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     - Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3:  Speculative capacity to pay principal and interest.

FITCH RATINGS

  INVESTMENT GRADE BOND RATINGS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

     A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  HIGH YIELD BOND RATINGS

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

     PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

     NR:  Indicates that Fitch does not rate the specific issue.

     CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

      INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

     F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

     F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                * * * * * * * *

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

DESCRIPTION OF THE INSURANCE CLAIMS-PAYING ABILITY RATINGS OF STANDARD & POOR'S RATINGS GROUP AND MOODY'S INVESTORS SERVICE, INC.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policy holder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of the these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on an specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P and Moody's to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

                                                                      APPENDIX B

                           TAX EQUIVALENT YIELD TABLE

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the 2002 regular federal income tax and California personal income tax rates applicable to individuals.

                                                COMBINED FEDERAL AND
                                             CALIFORNIA STATE TAX RATES                    TAX-EXEMPT YIELD
                                            ----------------------------   -------------------------------------------------
   SINGLE RETURN         JOINT RETURN       FEDERAL    STATE    BLENDED    4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%
-------------------   -------------------   --------   ------   --------   ----   ----   ----   ----   -----   -----   -----
 (TAXABLE INCOME)*                                                             IS EQUIVALENT TO A FULLY TAXABLE YIELD OF
 $21,827 -- $27,950    $43,652 -- $46,700     15.0%     6.00%    20.10%    5.01%  5.63%  6.26%  6.88%   7.51%   8.14%   8.76%
 $27,951 -- $30,298    $46,701 -- $60,596     27.0%     6.00%    31.38%    5.83%  6.56%  7.29%  8.02%   8.74%   9.47%  10.20%
 $30,299 -- $38,291    $60,597 -- $76,582     27.0%     8.00%    32.84%    5.96%  6.70%  7.44%  8.19%   8.93%   9.68%  10.42%
 $38,292 -- $67,700   $76,583 -- $112,850     27.0%     9.30%    33.79%    6.04%  6.80%  7.55%  8.31%   9.06%   9.82%  10.57%
$67,751 -- $141,250   $112,851 -- $171,950    30.0%     9.30%    36.51%    6.30%  7.09%  7.88%  8.66%   9.45%  10.24%  11.03%
$141,251 -- $307,050  $171,951 -- $307,050    35.0%     9.30%    41.05%    6.78%  7.63%  8.48%  9.33%  10.18%  11.03%  11.87%
      Over $307,050         Over $307,050     38.6%     9.30%    44.31%    7.18%  8.08%  8.98%  9.88%  10.77%  11.67%  12.57%

---------------

* Net amount subject to federal personal income tax after deductions and exemptions.

     The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for individual taxpayers with adjusted gross income in excess of $137,300. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $103,000 and joint filers with adjusted gross income in excess of $206,000. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and California tax brackets are calculated using the highest California tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 27%, 30%, 35.0% and 38.6%, over the same ranges of income.

     Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and California State personal income taxes, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                                                      APPENDIX C

                   CALIFORNIA AND U.S. TERRITORY INFORMATION

     The following is a summary of certain selected information relating to the economy and finances of California (hereinafter the "State" or "California") and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about California or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of California or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of California or such U.S. territories. Such an official statement pertaining to the State of California may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov under the heading "Bond Information." The information below is derived from selected public documents of the type described above and has not been independently verified by the Fund.

CALIFORNIA

GENERAL ECONOMIC CONDITIONS

     The economy of California is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing 249,300 jobs between January and November of 2001. The recession was concentrated in the state's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. From November 2001 to April 2002, employment grew by 46,300 jobs, as the state began to recover. But the recovery has been slow so far, and unemployment continues to rise. Unemployment has risen from 4.7 percent in February 2001 to 6.2 percent in August 2002. (See "Current State Budget" below.)

     California's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

     California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over
16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.

     The State projects that in calendar year 2002, non-farm employment will be up about 1.0 percent from 2001. Further growth in calendar year 2003 is projected by the State, the year's average growth expected to be 2.1 percent. The State forecasts that the unemployment rate -- a lagging indicator -- will edge up to a 6.4 percent average this year from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.

     Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand should encourage further gains in new residential construction, with 153,000 new units forecast to be authorized by building permits in 2002, up from 149,000 in 2001. Next year, the State expects homebuilding to decline to 148,000 units.

     Although California has avoided the commercial construction excesses of the 1980s, slower job growth, coupled with new supply already under construction, will result in rising commercial and retail vacancy rates, which in turn will discourage new construction starts. After several years of strong double-digit growth, the State expects nonresidential permit values (not adjusted for inflation) to slow this year, but edge back up in 2003.

     The weakness in personal income growth in the current year is assumed to be primarily driven by a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast by the State to decline by another 30 percent in 2002, to $31 billion.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

     The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years. Currently, both the nation and the State are experiencing an economic downturn.

     2001-2002 Fiscal Year Budget. The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. See "Recent Developments Regarding Natural Gas and Electricity" below.

     The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

CURRENT STATE BUDGET

     Background. The Proposed 2002-2003 Governor's Budget, released on January 10, 2002 (the "2002-2003 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, in January of 2002, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion.

     The May Revision to the 2002-2003 Governor's Budget (the "May Revision") disclosed a downward General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The Fiscal Year 2001-2002 Budget Act projected General Fund revenues in 2001-2002 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-2001 estimates. Most of the drop was attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

     The May Revision projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

     The May Revision projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-2002. This is $11.7 billion lower than the final estimates for 2000-2001. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $73.8 billion in 2001-2002, include the repayment of $6.7 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. The Power Bonds were originally expected to be sold in June 2002.

However, the sale is anticipated to occur by the end of Fiscal Year 2002-2003. See "Recent Developments Regarding Natural Gas and Electricity." The May Revision projected major General Fund tax revenues of $70.6 billion and total General Fund revenues and transfers of $78.6 billion for 2002-2003.

     Fiscal Year 2002-2003 Budget Act. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year - the latest budget signing in the State's recorded history. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in reductions contained in the budget passed by the Legislature.

     The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction of $141 million from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $9 billion of revenue anticipation notes on October 16, 2002 as part of its cash management plan and may issue up to $3.5 billion additional revenue anticipation notes at a later date. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.

     The 2002 Budget Act closes the $23.6 billion budget gap between expenditures and revenues (the "Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the Budget Gap.

     The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-2004 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated. In August 2002, the Governor directed State agencies to proposed plans to permanently reduce expenditures by 20% in fiscal year 2003-2004.

     Some of the important features of the 2002 Budget Act are the following:

          1. Total Proposition 98 spending increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

          2. Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

          3. Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

          4. The 2002 Budget Act contains $4.4 billion of continuing tax relief. State law permits a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year and actual revenues for the period May 1 through September 30 equal or exceed the forecast in the May Revision to the Governor's proposed budget. This change is not expected to impact Fiscal Year 2002-2003.

          5. The 2002 Budget Act provides significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

          6. The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

     Complete text of the 2002 Budget Act may be found at the website of the Department of Finance, WWW.DOF.CA.GOV, under the heading "California Budget."

FUTURE BUDGETS

     It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

RATINGS

     Currently, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):

FITCH   MOODY'S   S&P
-----   -------   ---
AA        A1      A+

     Currently, the State's rating outlook with Moody's and S&P remains negative and its rating with Fitch remains on rating watch - negative.

     These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

     Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY

     During the past two years California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

     Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (Chapter 4 and 9, First Extraordinary Session of 2001, hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

     DWR borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund is $6.1 billion plus accrued interest of approximately $500 million. DWR plans to issue approximately $12 billion in revenue bonds in several series and use the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and then to repay the General Fund. Issuance of the DWR revenue bonds has been delayed since mid-2001 by a number of factors, including administrative and legal challenges. While the sale of the DWR revenue bonds is currently anticipated to occur by the end of Fiscal Year 2002-2003, the State cannot assure that the sale will occur on this schedule.

     The loans from the General Fund to DWR financed power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.

     The primary source of money to pay debt service on the DWR revenue bonds will be revenues from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds will not be a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, responsibility for some of the electricity and natural gas purchases made for customers of the investor owned utilities, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and the organization of the Independent Systems Operator. Certain of those lawsuits and administrative proceedings (which are not further described in this official statement) may delay the issuance of the DWR revenue bonds and the repayment of the State's General Fund. See also "Pending Litigation" for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.

LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

     The State has also provided additional funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including $308 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the energy situation may have an impact on whether these moneys are actually allocated to the local governments. (See "Recent Developments Regarding Natural Gas and Electricity" above.)

     The economies of various local governments may be negatively affected by the energy situation in California. (See "Recent Developments Regarding Natural Gas and Electricity" above.) Additionally, for the majority of local governments that do not have publicly owned utilities, the increased charges for power will have budgetary impact, but the degree of that impact cannot be ascertained at this time.

     The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected to be 522,000, up from 507,000 cases in 2001-2002. This represents a major improvement from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

     In 2002-2003 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance-of-effort ("MOE") requirement. In an effort to keep program expenditures within the Temporary Assistance for Needy Families ("TANF") Block Grant and TANF MOE amounts, the 2002 Budget delays the statutory cost-of-living adjustment for cash grants form October 2002 to June 2003 for savings of $100.1 million. While grant levels will remain the same as in the 2001 Budget Act for the first 11 months of the 2002-03 fiscal year, funding for employment services is provided so that recipients can continue to move toward employment. The Budget includes total CalWORKs-related expenditures of $7.4 billion for 2002-03, including child care transfer amounts for the Department of Education and the State's general TANF reserve.

     Authorization for the TANF program ends December 31, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

     Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties in 2002-2003.

     Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During Fiscal Year 2001-2002, the General Fund received $488 million in settlement payments. Of that amount $86 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. The 2002 Budget Act forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

     The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See "Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation" below.)

CONSTITUTIONAL AND STATUTORY LIMITATIONS; FUTURE INITIATIVES; PENDING LITIGATION

     Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-1976 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

     On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of
Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of
Article XVI Allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications. Section 1(b)(3) of
Article XIII A has been added to except from the one percent ad valorem tax limitation under Section 1(a) of Article XIII A of the Constitution levies to pay bonds approved by 55 percent of the voters subject to the restrictions with respect to the ballot measure.

     The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election: (1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; (2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and (3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens' oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage and perform annual audits.

     Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-1992 Fiscal Year to the 1993-1994 Fiscal Year.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools are repaying $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment counts either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-1995 Fiscal Year through the 2001-2002 Fiscal Year to mitigate any adverse fiscal impact.

     Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-14 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 62.4 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.

     Total revenues (General Fund subject to the State Appropriations Limit (the "SAL") and local property taxes) have increased steadily since 1994-95. The projected level of General Fund SAL revenue for 2002-2003 has increased $377 million from the May Revision to the 2002 Budget Act. This increase in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.4 billion to approximately $31.6 billion. As a result of this increase in the calculated minimum, the 2002 Budget Act reflects funding for K-14 education at nearly $6 million above the minimum level including $143.3 million reserved for contingencies and increased costs of existing programs. This funding level is less than one percent above the level proposed in the Governor's Budget released in January 2002. The reductions in 2001-2002 Proposition 98 appropriations proposed in the May Revision and adopted by the State legislature leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

     The State's revenue projection for 2002-2003 exceeds the revised 2001-2002 estimates by approximately $6.3 billion. The General Fund share of the guarantee will increase approximately $2.1 billion, from $29.5 billion in 2001-2002 to $31.6 billion in 2002-2003. Total funding for K-14 education provides a funding level of approximately $46.5 billion ($7,067 per K-12 pupil), an increase of 7.6 percent compared to the revised 2001-2002 level.

     On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

     Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

     The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency's legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

     Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28,

1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

     On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity's continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

     As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valoremproperty tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.

     Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

     Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below. The following information is not intended to be comprehensive and does not include all of the litigation pending against the State that would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov, under the heading "Bond Information."

     The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. By "Intended Decision" dated September 11, 2001, following a four-month bench trial, the judge ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is underway.

     On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-1999, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. The State Controller and various employee unions filed appeals and sought stays of the preliminary injunction. Also, as permitted by the State Constitution, the Legislature, immediately enacted and the Governor immediately signed an emergency appropriations bill that allowed the continued payment of various state obligations, including debt service. The preliminary injunction was stayed pending the Court of Appeal's decision on the merits. The Court of Appeal rendered its decision on the merits on May 29, 2002, upholding the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. The Howard Jarvis Taxpayers Association did not seek review. However, the Supreme Court may consider all of the issues raised in the case.

     In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January 2000. The Administrative Office of the Courts has designated Sacramento County as the place for trial. A trial date has not yet been scheduled. The State is defending the action.

     The State has been involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000 and concluded on November 15, 2000. A final statement of decision was issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the cases are finally resolved.

     In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. The class has been certified. The parties are in mediation attempting to settle all or part of the case and to streamline discovery. Rough estimates suggest that the financial impart of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is defending this action.

     In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is defending this action.

     In General Motors Corp. v. Franchise Tax Board (Los Angeles Superior Court No. 0156801), plaintiff contends that the Franchise Tax Board wrongfully disallowed various items to be included in the calculation of General Motor's income allocable to California. While this plaintiff seeks to recover less than $11 million in taxes, a decision adverse to the State could ultimately result in refunds totaling $400 million to similarly situated taxpayers, with an on-going annual loss of revenue of approximately $25 million. The Court had ordered the parties to mediate this matter and has set November 27, 2002 as the date that mediation is to be completed.

     In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs, for the years ending January 1993 and January 1994. Plaintiff's primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. The State is vigorously contesting this case. Trial is set for January 10, 2003.

     In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code section 6369 such that they are exempt from sales and use taxes. The State Board of Equalization ("SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the 1998 Master Settlement Agreement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed. Opening and responding briefs have been filed. The 9th Circuit has not yet set a date for oral argument.

     In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statutes violate the 1st and 14th amendments of the United State Constitution, as well as the Commerce Clause, and section 1 of the Sherman Act. They are seeking a permanent injunction against implementation and enforcement of these statutes. "Diligent enforcement" of the escrow deposit statute protects the state from reductions in Master Settlement Agreement payments from participating manufacturers who lose market share to nonparticipating manufacturers. The Attorneys General are coordinating the defense of this case through the National Association of Attorneys General Tobacco Project. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

     In Capitol People First v. Department of Developmental Services (Alameda County Superior Court) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the Lanterman Act, the Americans with Disabilities Act, and section 504 of the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms, including requiring the State to offer a full range of community-based services. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

     In Natural Resources Defense Council et al., v. California Department of Transportation et al., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs Natural Resources Defense Council ("NRDC") and Santa Monica BayKeeper sought an injunction requiring the Department to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in the area under the jurisdiction of the Los Angeles Regional Water Quality Control Board (most of Los Angeles and Ventura Counties), CalTrans District 7. The case was tried in 1994 and a permanent injunction was issued against the Department of Transportation (the "Department"). The injunction required: (a) the development of a Storm Water Plan; (b) implementation to the maximum extent practicable of the Storm Water Plan; (c) cleaning and evaluation of retrofitting of drainage structures; (d) preparation of guidance documents for design, construction and maintenance of measures to control storm water pollution; (e) staff training; and (f) continued compliance with the National Pollution Discharge Elimination System ("NPDES") permit. Subsequent modifications of the injunction have provided for: (g) annual drain inlet cleaning programs; (h) studies of pilot projects to address control of the sources of storm water pollution and (i) the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. In 1999 the State Water Resources Control Board issued a substantially enhanced storm water permit which applies to all the Department's discharges of storm water statewide. The 1999 Permit includes a Statewide Storm Water Management Plan ("SWMP") which the State Water Resources Control Board approved by Resolution in 2001. This means that District 7 is now required to comply with the Statewide NPDES permit and the statewide SWMP as well as separate and slightly different requirements set forth in the permanent injunction. The pilot projects and studies are ongoing and there has been no agreement regarding what measures arising out of these studies will be implemented. The 1999 permit requires that the Department consider retrofitting its facilities with devices to treat storm water whenever it undertakes new construction or major reconstruction. Plaintiffs' position is that retrofitting should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.

     A number of lawsuits have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the Utilities and the ISO and the just and reasonable nature of certain of DWR's long-term power purchase contracts. Except for the consolidated actions challenging the Governor's authority to commandeer "block forward contracts" referred to below, these actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California, or impact the timing of the sale of the DWR revenue bonds expected to occur in 2002.

     In February 2001 the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" power purchase arrangements held by PG&E and SCE, referred to as "block forward contracts." The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al. (Case no. OIAS05497), which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions. (The administrative agency with which those claims were filed was divested of jurisdiction over those claims by the Sacramento County Superior Court.) In this action the State seeks a declaration that the Governor's "commandeering" of the "block forward contracts" was a legitimate exercise of police powers and that the State is not liable for damages occurring in the exercise of such powers nor for compensation for inverse condemnation, or, alternatively that any damages suffered by any of the defendants is offset by payments made by DWR for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Sempra, the PX, Mirant, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203. This consolidated action is pending in the Sacramento County Superior Court. Duke Energy Trading and Marketing asserts that language in the United State Court of Appeals decision in Duke Energy Trading and Marketing, L.L.C. v. Davis, et al. (9th Cir. 2001) 267 F.3d 1042, in which the court instructed the trial court to enjoin the Governor's commandeering orders, should apply to Duke's cross-complaint.

     On September 6, 2002, PG&E filed a complaint for breach of contract against the State in the Sacramento County Superior Court, Pacific Gas and Electric Company v. The State of California (Case No. 02A505360). PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The complaint in this matter has not been served on the State, and therefore the State has taken no action in this matter.

OBLIGATIONS OF OTHER ISSUERS

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

     In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State provided over $350 million to support local law enforcement costs. The current fiscal crisis may result in some reductions in these payments in 2002-03.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

U.S. TERRITORIES

     PUERTO RICO. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

     The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993,
Section 936 was amended to provide for two alternative limitations on the
Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

     Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A will be phased out by January 1, 2006. The Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

     During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out
Section 936 tax benefits to Puerto Rico subsidiaries of U.S. corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation ("CFC") status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

     In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

     A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

     The major key to maintaining Puerto Rico's external ratings (Baa1/A- from Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results which necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

     THE U.S. VIRGIN ISLANDS. The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. The attacks of September 11, 2001 will likely have an adverse affect on tourism, the extent of which is unclear. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

     GUAM. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year 2000. Guam also has a high debt burden. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB- on March 25, 2002. Guam is not rated by Moody's.

                                                                      APPENDIX D

                            DESCRIPTION OF INSURERS

     The following information relates to the Fund and supplements the information contained under "Additional Information about Investment Policies -- Insurance."

     In General. Insured obligations held by the Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance ("Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation's original issuance ("Secondary Market Insurance") or (iii) a municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund anticipates that all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Portfolio Insurance (which, if purchased by the Fund, are paid from the Fund's assets) and the higher market price paid for obligations covered by Issue Insurance or Secondary Market Insurance reduce the Fund's current yield.

     Insurance will cover the timely payment of interest and principal on obligations and will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. Obligations insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See Appendix A for a brief description of Moody's, Fitch's and S&P's claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal and interest on obligations as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been notified by the Fund that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the obligation and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the obligations or the net asset value of the Fund.

     Obligations are generally eligible to be insured under Portfolio Insurance if, at the time of purchase by the Fund, they are identified separately or by category in qualitative guidelines furnished by the mutual fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the obligations being insured at the time the Fund purchases the obligations. The insurer may prospectively withdraw particular obligations from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible obligations. The insurer must, however, continue to insure the full amount of the obligations previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by the Fund. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the Fund would use to govern selection of obligations for the Fund. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event the Fund's securities are insured by Portfolio Insurance.

     For Portfolio Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, the Fund will generally retain any insured obligations which are in default or, in the judgment of the Investment Adviser, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured obligations and the market value of similar obligations which are not in default. As a result, the Investment Adviser may be unable to manage the securities held by the Fund to the extent the Fund holds defaulted insured obligations, which will limit its ability in certain circumstances to purchase other obligations. While a defaulted insured obligation is held by the Fund, the Fund will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured obligation becomes due. The Fund expects that the market value of a defaulted insured obligation covered by Issue

Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted obligation covered by Portfolio Insurance.

     The Fund may also invest in obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured California obligation ("collateralized obligations"). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations.

     Principal Insurers. Currently, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), ACA, Radian Asset Assurance ("Radian"), XL Capital Assurance ("XL Capital"), CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"), and Financial Security Assurance Corp., together with its affiliated insurance companies -- Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, "FSA"), are considered to have a high claims-paying ability and, therefore, are eligible insurers for the Fund's obligations. Additional insurers may be added without further notification. The following information concerning these eligible insurers is based upon information provided by such insurers or information filed with certain state insurance regulators. Neither the Fund has independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

     MBIA is a monoline financial guaranty insurance company created from an unincorporated association (the Municipal Bond Insurance Association), through which its members wrote municipal bond insurance on a several and joint-basis through 1986. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company ("BIG"), which has subsequently changed its name to MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG ceded all of its net insured risks, as well as its related unearned premium and contingency reserves, to MBIA. MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. As of December 31, 2001, MBIA had total assets of approximately $16.12 billion and qualified statutory capital of approximately $4.8 billion. MBIA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

     Financial Guaranty Insurance Corporation, a wholly owned subsidiary of FGIC Corporation, which is a wholly owned subsidiary of General Electric Capital Corporation, is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets. The investors in FGIC Corporation are not obligated to pay the debts of or claims against FGIC. As of December 31, 2000, FGIC had total assets of approximately $2.75 billion and qualified statutory capital of approximately $1.99 billion. FGIC has a claims-paying ability rating of "AAA" by S&P and Fitch, and "Aaa" by Moody's.

     AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. As of December 31, 2001, AMBAC had assets of approximately $12.26 billion and qualified statutory capital of approximately $3.26 billion. AMBAC has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

     ACA is a Maryland domiciled financial insurance company. ACA is the primary subsidiary of American Access Capital Holding Inc. ACA carries a single A rating. Total claims paying resources were $383 million in 2001, with total statutory capital of $120.8 million. Soft capital totaled $135 million, though a loss coverage agreement with ACE American Insurance Co., (rated A). ACA insures primarily in the municipal and CDO market and acts as the manager/originator of CDO issues.

     Radian is a wholly owned subsidiary of Radian Group Inc. Radian is rated AA by S&P and Fitch and provides financial guaranty insurance and reinsurance for debt and asset backed securities. Radian was formerly known as Asset Guarantee Company and was purchased by Radian Group for $518 million in February 2001. As of December 31, 2001, Radian had assets of $381 million and statutory capital of $169.8 million.

     XL Capital is a new AAA rated financial guarantor and a wholly owned subsidiary of property casualty insurer XL Capital Ltd. XL Capital began transactions in January of 2001 and is rated AAA / Aaa by Moody's and S&P respectively. It is currently capitalized with $100 million and cedes 90% of its exposure to XL Financial Assurance a Bermuda based subsidiary of XL Capital Ltd. XL Financial Assurance has $274 million in hard capital and $100 million in stop loss protection. Beyond this XL Financial Assurance further guarantees 100% of XL Capital exposure with $2.7 billion in shareholders equity. XL Capital has $88 million in assets and through its parent and subsidiary agreements XL Capital has $1 billion in qualified statutory capital.

     CIFG NA is a new financial Guarantor rated AAA from Fitch, Moody's and S&P. CIFG NA is a subsidiary of CDC IXIS Financial Guaranty ("CIFG"), which is a subsidiary of CIFG Holding, which is in turn owned by parent company CDC IXIS. CDC IXIS is a French domiciled corporation with a broad spectrum of insurance related businesses. CIFG recently entered the bond insurance business with two companies, CIFG Europe and CIFG NA. CIFG is capitalized with $280 million in cash, with CIFG NA holding $100 million in cash. CDC IXIS backs the two entities with $220 million in the form of a subordinated loan agreement. Over 75% of CIFG NA's business will be passed on through a reinsurance policy to CIFG. Combining all capital, CIFG NA will have claims paying resources of $500 million.

     FSA purchased Capital Guaranty Insurance Company including its book of business and reserves effective December 20, 1995. FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. As of December 31, 2001, FSA had total assets of approximately $4.3 billion and qualified statutory capital of approximately $1.52 billion. FSA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's. On March 14, 2000, Dexia, Europe's largest municipal lender with assets in excess of $230 billion announced that it had signed a definitive agreement providing for the acquisition of FSA Holdings, holding company for FSA, Inc. Dexia acquired the company in the second quarter of 2000, for $2.6 billion in cash, or $76 per share.

                                                                      APPENDIX E

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

AMENDMENT NO. 1 TO BY-LAWS -- STATEMENT CREATING TWO SERIES OF AUCTION PREFERRED
                                     SHARES

     WHEREAS, Section 5.1 of Article VI of the Agreement and Declaration of Trust dated July 8, 2002 of Eaton Vance Insured California Municipal Bond Fund (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of the Commonwealth of The Commonwealth of Massachusetts, provides that the Trustees may, without shareholder approval, authorize one or more classes of shares (which classes may be divided into two or more series), shares of each such class or series having such preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as the Trustees may determine and as shall be set forth in the By-laws; and

     WHEREAS, pursuant to authority expressly vested in the Trustees of the Trust by Section 5.1 of Article VI of the Declaration of Trust, the Trustees have authorized, in addition to that Trust's common shares, a class of 7,800 preferred shares which are now to be issued divided into one series of 3,900 shares and one series 3,900 of its authorized preferred shares, $0.01 par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends thereon, if any (whether or not earned or declared), plus the premium, if any, resulting from the designation of a Premium Call Period, designated respectively Series A Auction Preferred Shares, and Series B Auction Preferred Shares.

     NOW, THEREFORE, the By-laws of Eaton Vance Insured California Municipal Bond Fund are hereby amended as follows:

          1. ARTICLES VII through XIII shall be redesignated as ARTICLES VIII through XIV and all affected cross references therein hereby are amended accordingly.

          2.  A new ARTICLE VII shall be added as follows:

                                  ARTICLE VII

           STATEMENT CREATING TWO SERIES OF AUCTION PREFERRED SHARES

                                  DESIGNATION

     Auction Preferred Shares, Series A: 3,900 shares of beneficial interest of Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series A." Each share of Auction Preferred Shares, Series A (sometimes referred to herein as "Series A APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Amended By-Laws. The Series A APS shall constitute a separate series of Preferred Shares of the Trust, and each share of Series A APS shall be identical.

     Auction Preferred Shares, Series B: 3,900 shares of beneficial interest of Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series B." Each share of Auction Preferred Shares, Series B (sometimes referred to herein as "Series B APS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Amended By-Laws. The Series B APS shall constitute a separate series of Preferred Shares of the Trust, and each share of Series B APS shall be identical. The Series A APS and the Series B APS are sometimes collectively referred to herein as the "APS."

     1. DEFINITIONS. (a) Unless the context or use indicates another or different meaning or intent, in these Amended By-Laws the following terms have the following meanings, whether used in the singular or plural:

     "7-Day Dividend Period" means a Dividend Period consisting of seven days.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     "1940 Act APS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest, including all outstanding shares of APS and Other APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares).

     "1940 Act Cure Date," with respect to the failure by the Trust to maintain the 1940 Act APS Asset Coverage (as required by paragraph 6 of these Amended By-Laws) as of the last Business Day of each month, means the last Business Day of the following month.

     "'AA' Composite Commercial Paper Rate," on any date of determination, means
(i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Salomon Smith Barney Inc. or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper;
(v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

     "Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of these Amended By-Laws.

     "Additional Dividend" has the meaning set forth in paragraph 2(e) of these Amended By-Laws.

     "Adviser" means the Trust's investment adviser, which initially shall be Eaton Vance Management.

     "Affiliate" means any Person, other than Salomon Smith Barney Inc. or its successors, known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.

     "Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of APS or a Potential Beneficial Owner.

     "Amended By-Laws" means the By-Laws of the Trust, as amended by this Statement creating the APS and as may otherwise be amended from time-to-time.

     "Anticipation Notes" shall mean the following Municipal Obligations: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

     "Applicable Percentage" has the meaning set forth in paragraph 10(a)(vii) of these Amended By-Laws.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on the APS or Other APS, as the case may be, for any Dividend Period.

     "APS" means, as the case may be, the Auction Preferred Shares.

     "APS Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of APS and Other APS Outstanding on such Valuation Date multiplied by the sum of (a) $25,000 and (b) any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of APS and Other APS Outstanding, in each case, to (but not including) the end of the current Dividend Period for each series of APS that follows such Valuation Date in the event the then current Dividend Period will end within 37 calendar days of such Valuation Date or through the 37th day after such Valuation Date in the event the then current Dividend Period for each series of APS will not end within 37 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 37 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of APS and Other APS Outstanding from the end of such Dividend Period through the 37th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date (including any premiums payable with respect to a Portfolio Insurance policy); (E) the amount of the Trust's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Trust senior in right of payments to the APS; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Trust pursuant to repurchase agreements and any amounts payable for Municipal Obligations purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any of the Trust's assets, or (B) the face value of any of the Trust's assets if such assets mature prior to or on the date of redemption of APS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Trust for the payment of the amount needed to redeem shares of APS subject to redemption or to satisfy any of (i)(B) through (i)(F).

     "APS Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the APS Basic Maintenance Amount (as required by paragraph 7(a) of these Amended By-Laws) as of a given Valuation Date, means the second Business Day following such Valuation Date.

     "APS Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Trust which sets forth, as of the related Valuation

Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agent" means Deutsche Bank Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS and Other APS.

     "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 10 of this Article VII, of these Amended By-Laws.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of APS or a Broker-Dealer that holds APS for its own account.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 10 of this
Article VII, of these Amended By-Laws, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 10 of this Article VII, of these Amended By-Laws.

     "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Paper Dealers" means Salomon Smith Barney Inc. and such other commercial paper dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

     "Common Shares" means the shares of beneficial interest designated as common shares, par value $0.01 per share, of the Trust.

     "Date of Original Issue" means, with respect to any share of APS or Other APS, the date on which the Trust originally issues such share.

     "Declaration of Trust" means the Agreement and Declaration of Trust , as amended and supplemented (including these Amended By-Laws), of the Trust.

     "Deposit Securities" means cash and Municipal Obligations rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

     "Discounted Value" as of any Valuation Date, means (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

     "Dividend Payment Date," with respect to APS, has the meaning set forth in paragraph 2(b)(i) of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

     "Dividend Period" means the Initial Dividend Period, any 7-Day Dividend Period and any Special Dividend Period.

     "Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Trust that is listed as the holder of record of shares of APS in the Share Books.

     "Forward Commitment" has the meaning set forth in paragraph 8(c) of this
Article VII, of these Amended By-Laws.

     "Holder" means a Person identified as a holder of record of shares of APS in the Share Register.

     "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

     "Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Trustees of the Trust or their designee with respect to each series of APS or Other APS, as the case may be.

     "Initial Dividend Period" has the meaning set forth in paragraph 2(c)(i) of this Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

     "Initial Dividend Rate" means the rate per annum established by the Board of Trustees or their designee, applicable to the Initial Dividend Period for such series of APS and, with respect to Other APS, has the equivalent meaning.

     "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

     "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "Interest Rate Swaps" means the exchange by the Trust with another party for their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.

     "Interest Rate Locks" means a forward contract under which the Trust locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

     "Inverse Floaters" means trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as Moody's Eligible Assets and/or S&P Eligible Assets, the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that he ration of the aggregate dollar amount of floating rate instruments in inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity.

     "Issue Type Category" means, with respect to a Municipal Obligation acquired by the Trust, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories; the general obligation issue category includes any issue that is directly or indirectly guaranteed by the State of California or its political subdivisions. Utility issues are included in the general obligation issue category if the issue is directly or indirectly guaranteed by the State of California or its political subdivisions. Municipal Obligations in the utility issue category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue); (ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue); and (iii) irrigation, resource recovery, solid waste and other utilities. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (i) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); (ii) mass transit, parking seaports and others.

     "Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.

     "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends.

     "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

     "Market Value" of any asset of the Trust shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

     "Maximum Applicable Rate," with respect to APS, has the meaning set forth in paragraph 10(a)(vii) of this Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

     "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Trust were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

     "Moody's" means Moody's Investors Service, Inc. , a Delaware corporation, and its successors.

     "Moody's Discount Factor" means for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to
(i)(A) in the even such Municipal obligation is covered by an Original Issue Insurance policy or a Portfolio Insurance policy which does not provide the Trust with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the Moody's or S&P rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance policy, the Moody's insurance claims-paying ability rating of the issuer of the policy, or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance with respect to such Municipal Obligation, at the Trust's option, the Moody's or S&P rating on such Municipal Obligation or the Moody's insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (ii) the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                RATING CATEGORY

EXPOSURE PERIOD                    AAA*   AA*   A*    BAA*   OTHER**   (V)MIG-1***   SP-1****   UNRATED*****
---------------                    ----   ---   ---   ----   -------   -----------   --------   ------------
7 weeks..........................  151%   159%  166%  173%     187%        136%        148%         225%
8 weeks or less but greater than
  7 weeks........................  154%   161%  168%  176%     190%        137%        149%         231%
9 weeks or less but greater than
  8 weeks........................  158%   163%  170%  177%     192%        138%        150%         240%

---------------

     *Moody's rating.

   **Municipal Obligations not rated by Moody's but rated BBB by S&P.

  ***Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

 ****Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

*****Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P.

     If the Moody's Discount Factor used to discount a particular Municipal Obligation is determined by reference to the insurance claims-paying ability rating of the insurer of such Municipal Obligation, such Moody's Discount Factor will be increased by an amount equal to 50% of the difference between (i) the percentage set forth in the above table under the applicable rating category, and (ii) the percentage set forth in the above table under the rating category that is one rating category below the applicable rating category.

     Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125%, as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

     "Moody's Eligible Asset" means cash, Receivables for Municipal Obligations Sold, futures and options (to the extent entered into in Moody's Hedging Transactions) and similar instruments (including Inverse Floaters (provided that the trusts in which such Inverse Floaters are held may be terminated within five
(5) Business Days) and structured notes), or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $5,000,000 except for Municipal Obligations rated below A by Moody's, Municipal Obligations within the healthcare Issue Type Category, in which case the minimum issue size is $10,000,000. Except for general obligation bonds, Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's, or not rated by S&P and Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same and issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation.

     Other Securities falling within a particular Issue Type Category may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, (A) in the case of general obligation Municipal Obligations only, Other Securities issued by issuers located within any one county may comprise more than 4% of Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 6% of Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or Aa by S&P, may comprise no more than 10% of Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of Moody's Eligible Assets; and (B) in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation rated BBB- by S&P shall not be considered to be rated BBB by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-time rating of A.

     When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the APS Basic Maintenance Amount. When the Trust purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by Eaton Vance Management, the Trust's custodian or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the APS Basic Maintenance Amount.

     For purposes of determining as of any Valuation Date whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, the Trust shall include as a liability in the calculation of the APS Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to Moody's Eligible Assets that are (i) covered by Portfolio Insurance policies which provide the Trust with the option to obtain such Permanent Insurance and (ii) discounted by a Moody's Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

     "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

     "Moody's Hedging Transactions" has the meaning set forth in paragraph 8(b) of these Amended By-Laws.

     "Moody's Volatility Factor" means, as of any Valuation Date, (i) in the case of any 7-Day Dividend Period, any Special Dividend Period of 28 days or fewer, or any Special Dividend Period of 57 days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Dividend Period of more than 28 but fewer than 36 days, a multiplicative factor equal to 203%; (iii) in the case of any Special Dividend Period of more than 35 but fewer than 43 days, a multiplicative factor equal to 217%; (iv) in the case of any Special Dividend Period of more than 42 but fewer than 50 days, a multiplicative factor equal to 226%; and (v) in the case of any Special Dividend Period of more than 49 but fewer than 57 days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Dividend Period described in (i) above in this definition instead shall be determined by reference to the following table:

FEDERAL TAX
RATE INCREASE                                           VOLATILITY FACTOR
-------------                                           -----------------
   5%.................................................     295%
  10%.................................................     317%
  15%.................................................     341%
  20%.................................................     369%
  25%.................................................     400%
  30%.................................................     436%
  35%.................................................     477%
  40%.................................................     525%

     "Municipal Index" has the meaning set forth in paragraph 8(a) of this
Article VII, of these Amended By-Laws.

     "Municipal Obligations" means "municipal obligations" as defined in the Trust's Registration Statement on Form N-2 (File No. 333-100089) relating to the APS on file with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time, as well as short-term municipal obligations.

     "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

     "Non-Payment Period" means any period commencing on and including the day on which the Trust shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of this Article VII, of these Amended By-Laws) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Trust shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Share Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Trust to deposit funds as provided for by clauses
(ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Amended By-Laws, shall not constitute a "Non-Payment Period."

     "Non-Payment Period Rate" means, initially, 200% of the applicable Reference Rate (or 275% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS), provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and S&P (and any Substitute Rating Agency in lieu of S&P in the event such party shall not rate the APS) advise the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

     "Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of Article VII, of these Amended By-Laws.

     "Notice of Redemption" means any notice with respect to the redemption of shares of APS pursuant to paragraph 4 of Article VII, of these Amended By-Laws.

     "Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of
Article VII, of these Amended By-Laws.

     "Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

     "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends plus any applicable redemption premium attributable to the designation of a Premium Call Period.

     "Original Issue Insurance" means insurance purchased with respect to a particular issue of Municipal Obligations at the time of initial issuance. Under this insurance, the insurer unconditionally guarantees the holder of the Municipal Obligation timely payment of principal and interest, generally with certain exceptions for default and acceleration events.

     "Other APS" means the auction rate Preferred Shares of the Trust, other than the APS.

     "Other Issues" have the respective meanings specified in the definition of "Issue Type Category."

     "Outstanding" means, as of any date (i) with respect to APS, shares of APS therefor issued by the Trust except, without duplication, (A) any shares of APS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to paragraph 4(c) and (B) any shares of APS as to which the Trust or any Affiliate thereof shall be a Beneficial Owner, provided that shares of APS held by an Affiliate shall be deemed outstanding for purposes of calculating the APS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Shares, has the equivalent meaning.

     "Parity Shares" means the APS and each other outstanding series of Preferred Shares the holders of which, together with the holders of the APS, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.

     "Permanent Insurance" means an option generally pursuant to a Portfolio Insurance policy to purchase an irrevocable commitment by the insurer to insure a Municipal Obligation sold by the Trust. Such options generally only are exercised to increase the value of a Municipal Obligation on sale if it is determined that the increased value will exceed the additional Permanent Insurance premium.

     "Person" means and includes an individual, a partnership, a Trust, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Portfolio Insurance" means an insurance policy guaranteeing the payment of principal and interest on specified eligible Municipal Obligations purchased by and presently held the Trust. Portfolio Insurance generally provides the same type of coverage as Original Issue Insurance or Secondary Market Insurance.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of APS.

     "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring shares of APS (or, in the case of an Existing Holder, additional shares of APS).

     "Preferred Shares" means the preferred shares of beneficial interest, par value $0.01 per share, of the Trust, and includes APS and Other APS.

     "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".

     "Pricing Service" means Standard & Poor's/J.J. Kenny or any pricing service designated by the Board of Trustees of the Trust provided the Trust obtains written assurance from S&P that such designation will not impair the rating then assigned by S&P to the APS.

     "Quarterly Valuation Date" means the last Business Day of the last month of each fiscal quarter of the Trust in each fiscal year of the Trust, commencing from the Date of Original Issue.

     "Receivables for Municipal Obligations Sold" has the meaning set forth under the definition of S&P Discount Factor.

     "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

     "Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

     "Response" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

     "Retroactive Taxable Allocation" has the meaning set forth in paragraph 2(e) of Article VII, of these Amended By-Laws.

     "Right" has the meaning set forth in paragraph 2(e) of Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

     "S&P" means Standard & Poor's Corporation, a New York Corporation, and its successors.

     "S&P Discount Factor" means, for purposes of determining the Discounted Value of any Municipal Obligation which constitutes an S&P Eligible Asset, the percentage determined by reference to (a)(i) the rating by S&P or Moody's on such Municipal Obligation or (ii) in the event the Municipal Obligation is covered by a Secondary Market Issuance policy, the S&P insurance claims-paying ability rating of the issuer of the policy or (iii) in the event the Municipal Obligation is covered by a Portfolio Insurance policy which provides the Trust with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Trust's option, the S&P or Moody's rating on such Municipal Obligation or the S&P insurance claims paying ability of the insurer of the Portfolio Insurance policy and (b) the rating on such asset and the shortest exposure period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                              S&P RATING CATEGORY

                                                                             BB AND     AAA
S&P EXPOSURE PERIOD                               AAA    AA      A     BBB   BELOW*   ZEROS**
-------------------                               ---    ---    ---    ---   ------   -------
45 Business Days................................  200%   205%   220%   260%   230%      498%
25 Business Days................................  180%   185%   200%   240%   230%      399%
10 Business Days................................  165%   170%   185%   225%   230%      293%
7 Business Days.................................  160%   165%   180%   220%   230%      263%
3 Business Days.................................  140%   145%   160%   200%   230%      210%

---------------

 *Also includes non-rated Municipal Obligations.

**AAA Rated 30-Year General Obligation Zero Coupon Municipal Obligations.

     Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated A-1+ or SP-1+ by another nationally recognized statistical rating organization; provided, however, that any such non-S&P rated short-term Municipal Obligations having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets, provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five (5) Business Days from such Valuations Date will be the S&P Discount Factor applicable to the Municipal Obligations sold;
(iii) no S&P Discount Factor will be applied to cash, money market funds with effective next day maturities rated AAA by S&P or to Receivables for Municipal Obligations sold is such receivables are due within five (5) Business Days of Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its current rating on the APS. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case-by-case basis, which do not mature or have a demand feature at par exercisable in 30 days and that do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

     "S&P Eligible Asset" means cash, short-term money market instruments, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) except for AAA rated 30-year general obligation zero coupon bonds, is interest bearing and pays interest at least semi-annually; (ii) is issued by any of the states, the territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance), (iii) is payable with respect to principal and interest in United States Dollars; (iv) is publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Municipal Obligation, such Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (v) is not subject to a covered call or covered put option written by the Trust; (vi) is not part of a private placement of Municipal Obligations, except for such Municipal Obligations distributed in a transaction under Rule 144A under the Securities Act of 1933 that also possesses the characteristics of a public issue transaction such as a) the offering is underwritten, b) the terms are non-negotiable by investors, c) public bond market settlement conventions are employed and d) investors receive mandatory registration rights; and (vii) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding.

     Notwithstanding the foregoing:

          (1) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of the S&P Eligible Assets; and

          (2) Municipal Obligations issued by issuers in any one industry, except the utility and transportation sectors, will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets; provided, however, that

             (a) the fair market value of the Municipal Obligations of each (1) electric, gas and combination issues (if the combination issue includes an electric issue) (2) water and sewer utilities and combination issues (if the combination issue does not include an electric issue) and (3) irrigation, resource recovery, solid waste, and other utilities (provided the security is rated by S&P) comprise no more than 20% of the Trust's S&P Eligible Assets, and

             (b) the fair market value of the Municipal Obligations of (1) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, air ports, real estate, bridges) issues and (2) mass transit, parking, seaports and other transportation issues comprise no more than 40% of the Trust's S&P Eligible Assets; provided that the fair market value of Municipal Obligations in subgroup (1) comprises no more than 20% of the Trust's S&P Eligible Assets.

     General Obligation Bonds of the State of California may comprise up to 50% of the Trust's S&P Eligible Assets. "General Obligation Bonds" include bonds of issuers that are directly or indirectly guaranteed by the applicable state and utility issuers where the utility issuer is directly or indirectly supported by the applicable state.

     Escrow bonds (defeased bonds) may comprise 100% of the Trust's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Trust described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Trust's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category.

     "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the APS Basic Maintenance Cure Date, that the Trust has under these Amended By-Laws to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph 7(a) of Article VII, of these Amended By-Laws).

     "S&P Hedging Transactions" has the meaning set forth in paragraph 8(a) of
Article VII, of these Amended By-Laws.

     "S&P Volatility Factor" means, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of a 7-Day Dividend Period or any Special Dividend Period of 28 days or fewer, (ii) 268% in the case of any Special Dividend Period of more than 28 days but fewer than 182 days; and (iii) 204% in the case of any Special Dividend Period of more than 182 days.

     "Secondary Market Insurance" means insurance with respect to a Municipal Obligation purchase after the time or original issue. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance.

     "Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Trust as securities depository for the shares of APS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of APS.

     "Series A APS" means the Auction Preferred Shares, Series A.

     "Series B APS" means the Auction Preferred Shares, Series B.

     "Service" means the United States Internal Revenue Service.

     "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the APS.

     "Share Register" means the register of Holders maintained on behalf of the Trust by the Auction Agent in its capacity as transfer agent and registrar for the APS.

     "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364.

     "Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364 or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).

     "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of APS subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of APS subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Trust after consultation with the Auction Agent and the Broker-Dealers.

     "Subsequent Dividend Period," with respect to APS, has the meaning set forth in paragraph 2(c)(i) of Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

     "Substitute Commercial Paper Dealers" means such Substitute Commercial Paper Dealer or Dealers as the Trust may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

     "Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by PaineWebber Incorporated or its affiliates and successors, after consultation with the Trust, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of APS.

     "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Trust may not utilize a successor index to the Kenny Index unless S&P provides the Trust with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the APS.

     "Treasury Bonds" has the meaning set forth in paragraph 8(a) of Article VII, of these Amended By-Laws.

     "Trust" means Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust

     "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "Valuation Date" means, for purposes of determining whether the Trust is maintaining the APS Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

     "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

     (b) The foregoing definitions of Accountant's Confirmation, APS Basic Maintenance Amount, APS Basic Maintenance Cure Date, APS Basic Maintenance Report, Deposit Securities, Discounted Value, Independent Accountant, Initial Margin, Market Value, Maximum Potential Additional Dividend Liability, Moody's Discount Factor, S&P Discount Factor, Moody's Eligible Asset, S&P Eligible Asset, Moody's Exposure Period, S&P Exposure Period, Moody's Hedging Transactions, S&P Hedging Transactions, Moody's Volatility Factor, S&P Volatility Factor, Valuation Date and Variation Margin have been determined by the Board of Trustees of the Trust in order to obtain a AAA rating from S&P and Aaa rating from Moody's on the APS on their Date of Original Issue; and the Board of Trustees of the Trust shall have the authority, without shareholder approval, to amend, alter or repeal from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder if Moody's, S&P or any Substitute Rating Agency advises the Trust in writing that such amendment, alteration or repeal will not adversely affect its then current rating on the APS.

     2. DIVIDENDS. (a) The Holders of a particular series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees of the Trust, out of funds legally available therefor, cumulative dividends each consisting of (i) cash at the Applicable Rate, (ii) a Right to receive cash as set forth in paragraph 2(e) below, and (iii) any additional amounts as set forth in paragraph 2(f) below, and no more, payable on the respective dates set forth below. Dividends on the shares of each series of APS so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on the Common Shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Trust's investments. To the extent permitted under the Code, dividends on shares of APS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Trust.

     (b)(i) Cash dividends on shares of each series of APS shall accumulate from the Date of Original Issue and shall be payable, when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for a series of APS, dividends on that series of APS will be payable, at the option of the Trust, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof, or (ii) with respect to any Short Term Dividend Period of more than 28 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term

Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exception discussed above, the next succeeding Dividend Payment Date, subject to such exception, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the Holders of shares of APS set forth in the Declaration of Trust or the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods with respect to a series of APS are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

         (ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Trustees of the Trust.

     (c)(i) During the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of APS (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date for each series of APS, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a "Subsequent Dividend Period"), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.

     The Applicable Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the case of each series of APS. Except in the case of the willful failure of the Trust to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Trust has declared such dividend payable on such Dividend Payment Date to the Holders of such shares of APS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of APS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Trust to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

        (ii) The amount of cash dividends per share of any series of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of a series of APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

        (iii) With respect to each Dividend Period that is a Special Dividend Period, the Trust may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for a series of APS be a number of days (other than seven), evenly divisible by seven and not fewer than 7 nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than 5 years in the case of a Long Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemption's, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Trust issue a Notice of Special Dividend Period for the series of APS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the APS, (4) industry and financial conditions which may affect the APS, (5) the investment objective of the Trust, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Trust and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Trust give a Notice of Special Dividend Period for the series of APS, the Trust may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Trust give a Notice of Special Dividend Period for the series of APS, the Trust may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the Special Dividend Period,
     (ii) the Optional Redemption Price as specified in the related Response and
     (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Trust also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Trust shall not give a Notice of Special Dividend Period and, if the Trust has given a Notice of Special Dividend Period, the Trust is required to give telephonic and written notice of its revocation (a "Notice of

     Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Trust shall fail to maintain S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Trust is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Trust that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. The Trust also shall provide a copy of such Notice of Revocation to S&P and Moody's. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of APS, the next succeeding Dividend Period will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 7-Day Dividend Period and the Trust may not again give a Notice of Special Dividend Period for the APS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

     (d)(i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of APS (except for Additional Dividends as provided in paragraph 2(e) hereof and additional payments as provided in paragraph 2(f) hereof). Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of APS that may be in arrears.

        (ii) For so long as any share of APS is Outstanding, the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the shares of APS as to dividends or upon liquidation) in respect of the Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the shares of APS as to dividends and upon liquidation) or any other such Parity Shares (except by conversion into or exchange for stock of the Trust ranking junior to or on a parity with the shares of APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Trust shall have S&P Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and the Trust shall maintain the 1940 Act APS Asset Coverage, (B) full cumulative dividends on shares of APS and shares of Other APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid under paragraph 2(e) below on or before the date of such declaration or payment has been paid and (D) the Trust has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption contained herein.

     (e) Each dividend shall consist of (i) cash at the Applicable Rate, (ii) an uncertificated right (a "Right") to receive an Additional Dividend (as defined below), and (iii) any additional amounts as set forth in paragraph 2(f) below. Each Right shall thereafter be independent of the share or shares of APS on which the dividend was paid. The Trust shall cause to be maintained a record of each Right received by the respective Holders. A Right may not be transferred other than by operation of law. If the Trust retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of APS without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of APS, the liquidation of the Trust, or a debt obligation believed to be a Municipal Obligation proving to be taxable (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Trust will, within 90 days (and generally within 60 days) after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such shares of APS (initially Cede & Co. as nominee of The Depository Trust Company) during such fiscal year at such holder's address as the same appears or last appeared on the Share Books of the Trust. The Trust will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

     An "Additional Dividend" means payment to a present or former holder of shares of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal and California income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money;
(ii) assuming that no holder of shares of APS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and
(iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of APS at the greater of: (x) the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets).

     (f) Except as provided below, whenever the Trust intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of APS, the Trust will notify the Auction Agent of the amount to be so included at least 5 Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. The Trust may also include such income in a dividend on shares of a series of APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income was a Retroactive Taxable Allocation and the additional amount was an Additional Dividend, provided that the Trust will notify the Auction Agent of the additional amounts to be included in such dividend at least 5 Business Days prior to the applicable Dividend Payment Date.

     (g) No fractional shares of APS shall be issued.

     3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Trust available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest ranking junior in right of payment upon liquidation to the APS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to the date of distribution, and after such payment the Holders will be entitled to no other payments other than Additional Dividends as provided in paragraph 2(e) hereof. If upon any liquidation, dissolution or winding up of the Trust, the amounts payable with respect to the APS and any other Outstanding class or series of Preferred Shares of the Trust ranking on a parity with the APS as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Trust except for any Additional Dividends. A consolidation, merger or statutory share exchange of the Trust with or into any other Trust or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Trust shall not be deemed or construed to be a liquidation, dissolution or winding up of the Trust.

     4. REDEMPTION. (a) Shares of APS shall be redeemable by the Trust as provided below:

          (i) To the extent permitted under the 1940 Act and Massachusetts law, upon giving a Notice of Redemption, the Trust at its option may redeem shares of any series of APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of APS may be redeemed at the option of the Trust during (A) the Initial Dividend Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. In addition, holders of APS which are redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The Trust may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) unless, at the time of giving such Notice of Redemption, the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of APS on such redemption date, the Discounted Value of S&P Eligible Assets at least equals the APS Basic Maintenance Amount, and would at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

          (ii) The Trust shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Trust fails to maintain S&P Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act APS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. In addition, holders of APS so redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The number of shares of APS to be redeemed shall be equal to the lesser of
     (i) the minimum number of shares of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Shares subject to redemption or retirement, would result in the Trust having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of APS and shares of other Preferred Shares the redemption of which would have such result, all shares of APS and shares of other Preferred Shares then Outstanding shall be redeemed), and (ii) the maximum number of shares of APS, together with all shares of other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of APS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed which would result in the Trust having S&P Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among shares of APS of all series, Other APS and other Preferred Shares subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of APS which may not be redeemed at the option of the Trust due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Trust shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of shares of APS and shares of other Preferred Shares which are subject to mandatory redemption or the Trust otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Trust shall redeem those shares of APS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

     (b) Notwithstanding any other provision of this paragraph 4, no shares of APS may be redeemed pursuant to paragraph 4(a)(i) of Article VII, of these Amended By-Laws (i) unless all dividends in arrears on all remaining outstanding shares of Parity Shares shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Trust's failure to maintain S&P Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount. In the event that less than all the outstanding shares of a series of APS are to be redeemed and there is more than one Holder, the shares of that series of APS to be redeemed shall be selected by lot or such other method as the Trust shall deem fair and equitable.

     (c) Whenever shares of APS are to be redeemed, the Trust, not less than 17 nor more than 30 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of APS to be redeemed and to the Auction Agent. The Trust shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption shall set forth
(i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of shares of APS of such series to be redeemed, (iv) the place or places where shares of APS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of these Amended By-Laws pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

     If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Trust shall have deposited in trust with the Auction Agent, or segregated in an account at the Trust's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of S&P an S&P Exposure Period of 22 Business Days and in the case of Moody's the Moody's Exposure Period of 49 days) equal to the redemption payment for the shares of APS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Trust shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Trust by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof and any Additional Dividends, but without interest), and such shares shall no longer be deemed outstanding. The Trust shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such Deposit Securities deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Trust such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Trust for the redemption payment.

     5. VOTING RIGHTS. (a) General. Except as otherwise provided in the Declaration of Trust or Amended By-Laws, each Holder of shares of APS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Trust, and the holders of outstanding shares of Preferred Shares, including APS, and of shares of Common Shares shall vote together as a single class; provided that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding shares of Preferred Shares, including APS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Trust, to elect two trustees of the Trust. Subject to paragraph 5(b) hereof, the holders of outstanding shares of capital stock of the Trust, including the holders of outstanding shares of Preferred Shares, including APS, voting as a single class, shall elect the balance of the trustees.

     (b) Right to Elect Majority of Board of Trustees. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

          (i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding shares of APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

          (ii) if at any time holders of any other shares of Preferred Shares are entitled to elect a majority of the trustees of the Trust under the 1940 Act. Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b)

     (c) Right to Vote with Respect to Certain Other Matters. So long as any shares of APS are outstanding, the Trust shall not, without the affirmative vote of the Holders of at least a majority of the shares of Preferred Shares Outstanding at the time, voting separately as one class, approve any conversion of the Trust from a closed-end to an open-end investment company and: (i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the APS or any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Declaration of Trust, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust of holders of shares of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a Holder of shares of a series of APS differently than those of a Holder of shares of any other series of APS without the affirmative vote of the holders of at least a majority of the shares of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify S&P and Moody's ten
(10) Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration of Trust, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Shares, including APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Shares, including APS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Shares and shares of Preferred Shares, including APS, voting together as a single class necessary to authorize the action in question.

     (d) Voting Procedures.

     (i) As soon as practicable after the accrual of any right of the holders of shares of Preferred Shares to elect additional trustees as described in paragraph 5(b) above, the Trust shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Trust does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.

     (ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Amended By-Laws, by the other provisions of the Declaration of Trust, by statute or otherwise, a share of APS which is not Outstanding shall not be counted.

     (iii) The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.

     (iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 5(b) above shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).

     (e) Exclusive Remedy. Unless otherwise required by law, the Holders of shares of APS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of APS shall have no preemptive rights or rights to cumulative voting. In the event that the Trust fails to pay any dividends on the shares of APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this paragraph 5.

     (f) Notification to S&P and Moody's. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify S&P that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify S&P of the result of such vote.

     6. 1940 ACT APS ASSET COVERAGE. The Trust shall maintain, as of the last Business Day of each month in which any share of APS is outstanding, the 1940 Act APS Asset Coverage.

     7. APS BASIC MAINTENANCE AMOUNT. The following references in this paragraph 7 to S&P Eligible Assets and/or Moody's Eligible Assets, as the case may be, are only applicable if S&P and/or Moody's, as the case may be, is rating the APS. (a) The Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date S&P Eligible Assets and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the Trust will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date.

     (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the APS Basic Maintenance Amount, the Trust shall complete and deliver to the Auction Agent, Moody's and S&P, a complete APS Basic Maintenance Report as of the date of such failure, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the complete APS Basic Maintenance Report. The Trust will deliver an APS Basic Maintenance Report to the Auction Agent, Moody's and S&P, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Trust cures its failure to maintain S&P Eligible Assets and Moody's, with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or on which the Trust fails to maintain S&P Eligible Assets and Moody's Eligible Assets, with an aggregate Discounted Value which exceeds the APS Basic Maintenance Amount by 5% or more. The Trust will also deliver an APS Basic Maintenance Report to the Auction Agent and S&P, Moody's as of each Quarterly Valuation Date on or before the third Business Day after such date. Additionally, on or before 5:00 p.m., New York City time, on the third Business Day after the first day of a Special Dividend Period, the Trust will deliver an APS Basic Maintenance Report to S&P, Moody's and the Auction Agent. The Trust shall also provide S&P and Moody' with an APS Basic Maintenance Report when specifically requested by S&P or Moody's, as applicable. A failure by the Trust to deliver an APS Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for S&P Eligible Assets and Moody's Eligible Assets of the Trust is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

     (c) Within 10 Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to a Quarterly Valuation 50 Date, the Independent Accountant will confirm in writing to the Auction Agent, Moody's and S&P (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust correctly determined the assets of the Trust which constitute S&P Eligible Assets and Moody's Eligible Assets at such Quarterly Valuation Date in accordance with these Amended By-Laws, (iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Amended By-Laws, S&P Eligible Assets and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences),
(vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's, that the Trust has satisfied the requirements of paragraph 8(b) of these Amended By-Laws (such confirmation is herein called the "Accountant's Confirmation").

     (d) Within 10 Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Trust failed to maintain S&P Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent, Moody's and S&P an Accountant's Confirmation as to such APS Basic Maintenance Report.

     (e) If any Accountant's Confirmation delivered pursuant to subparagraphs
(c) or (d) of this paragraph 7 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation as required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets and Moody's Eligible Assets of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the APS Basic Maintenance Report to the Auction Agent, Moody's and S&P promptly following receipt by the Trust of such Accountant's Confirmation.

     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the shares of APS, the Trust will complete and deliver to S&P and Moody's an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Independent Accountant will confirm in writing to S&P and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of S&P Eligible Assets or Moody's Eligible Assets, as applicable reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Shares are repurchased by the Trust, the Trust will complete and deliver to S&P and Moody's an APS Basic Maintenance Report as of the close of business on such date that Common Shares is repurchased.

     8. CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.

     (a) For so long as any shares of APS are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of APS by S&P except that the Trust may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds"), write, purchase or sell put and call options on such contracts, enter into Interest Rate Locks and enter into Interest Rate Swaps (collectively, "S&P Hedging Transactions"), subject to the following limitations:

          (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

          (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

          (v) when the Trust writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

     For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

          (vi) the Trust will only enter into Interest Rate Locks subject to the following conditions: (A) for counterparties with a S&P short-term rating, the counterparty to the transaction must have either (1) a short-term rating of A-1+ or (2) a long-term rating of AAA; (B) for counterparties without an S&P short-term rating, the counterparty to the transaction must have a senior unsecured long-term debt rating equal to or higher than the desired rating of the issue; (C) the original aggregate notional amount of the Interest Rate Lock transaction(s) must not be greater than the liquidation preference or the Preferred Shares originally issued; (C) the Interest Rate Lock transaction is marked-to-market on a daily basis by a broker covering the transaction and verified by the Trust's custodian; (D) the terms of the Interest Rate Lock agreement provides for its immediate termination if the Trust fails to maintain an aggregate discounted value at least equal to the APS Basic Maintenance Amount on 2 consecutive Valuation Dates; (E) the counterparty to the Interest Rate Lock agrees not to cause the Trust to file for Bankruptcy, voluntarily or involuntarily; and (F) for purposes of calculating the APS Basic Maintenance Amount, the Discount Factor for Interest Rate Lock is 95% for any positive mark-to-market valuation of the Trust's rights under an Interest Rate Lock and 100% for any negative mark-to-market valuation of the Trust's rights under an Interest Rate Lock.

          (vii) the Trust will only enter into Interest Rate Swaps subject to the following conditions: (A) the counterparty to the swap transaction has a short-term rating of not less than the desired rating of the issue or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is equal to or higher than the desired rating of the issue; (B) the original aggregate notional amount of the Interest Rate Swap transaction(s) is not greater than the liquidation preference of the Preferred Shares originally issued; (C) the Interest Rate Swap transaction is marked-to-market daily by the swap counterparty; (D) the terms of the Interest Rate Swap agreement provides for its immediate termination if the Trust fails to maintain an aggregate discounted value at least equal to the APS Basic Maintenance Amount on 2 consecutive Valuation Dates; (E) the counterparty to the Interest Rate Swap agrees not to cause the Trust to file for

     Bankruptcy, voluntarily or involuntarily; and (F) for purposes of calculating the APS Basic Maintenance Amount, the Discount Factor for Interest Rate Swaps is 95% for any positive mark-to-market valuation of the Trust's rights under an Interest Rate Swap and 100% for any negative mark-to-market valuation of the Trust's rights under an Interest Rate Swap.

     (b) For so long as any shares of APS are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell put or call options on futures contracts or write put or call options (except covered call or put options) on portfolio securities unless sit receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of APS by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, Moody's Hedging Transactions"), subject to the following limitations:

          (i) the Trust will not engage in any Moody's Hedging Transactions based on the Municipal Index (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the thirty days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value constituting Moody's Eligible Assets owned by the Trust;

          (ii) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold in the aggregate (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 5% of the aggregate Market Value of all Moody's Eligible Assets owned by the Trust and rated Aaa by Moody's, (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 25% of the aggregate Market Value of all Moody's Eligible Assets owned by the Trust and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (C) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 45% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Trust);

          (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less that 5,000;

          (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such options expires;

          (v) the Trust will engage in Moody's Hedging Transaction only with respect to futures contracts or options thereon having the next settlement date for such type of futures contract or options, or the settlement date immediately thereafter;

          (vi) the Trust will not engage in options and futures transactions for leveraging or speculative purposes unless Moody's shall advise the Trust that to do so would not adversely affect Moody's then current rating of the shares of APS; provided, however, that the Trust will not be deemed to have engaged in a futures or options transaction for leveraging or speculative purposes so long as it has done so otherwise in accordance with this paragraph 8; and

          (vii) the Trust will not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

     For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows (unless the Trust receives written confirmation to the contrary from Moody's): (i) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 48 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and (b) the exercise price of the call option written by the Trust; (ii) assets subject to call options written by the Trust not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Trust shall be valued at the lesser of (a) the exercise price and (b) the Discounted Value of such security; and (iv) futures contracts shall be valued at the lesser of (a) settlement price and (b) the Discounted Value of the subject security, provided that, if a contract matures within 48 days after the date as of which such valuation is made, where the Trust is the seller the contract may be valued at the settlement price and where the Trust is the buyer the contract may be valued at the Discounted Value of the subject securities.

     For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the following amounts shall be added to the APS Basic Maintenance Amount required to be maintained by the Trust under paragraph 7 of these By-Laws (unless the Trust receives written confirmation to the contrary from Moody's): (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;
(iv) where the Trust is the purchaser under a futures contract, the settlement price of assets to be purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on futures contracts and does not won the underlying contract.

          (viii) the Trust will not enter into Interest Rate Locks unless Moody's advises the Trust that to do so would not adversely affect Moody's then current rating of the shares of APS.

          (ix) the Trust will not enter into Interest Rate Swaps unless Moody's advises the Trust that to do so would not adversely affect Moody's then current rating of the shares of APS.

     (c) For so long as any shares of APS are rated by Moody's the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under paragraph 8(b)), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

          (i) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a face value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is form time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party; and

          (ii) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

     For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of all Forward Commitment to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

     (d) For so long as shares of APS are rated by S&P or Moody's, the Trust will not, unless it has received written confirmation from S&P or Moody's, as applicable, that such action would not impair the rating then assigned to shares of APS by S&P or Moody's, as applicable (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million or an amount equal to 5% of the Market Value of the Trust's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of S&P Eligible Assets and Moody's Eligible Assets to be less than the APS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, (v) reissue any APS previously purchased or redeemed by the Trust, (vi) merge or consolidate into or with any other Trust or entity, (vii) change the Pricing Service or (viii) engage in reverse repurchase agreements.

     A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise.

     The Trust agrees to notify Moody's and S&P with no less than 30 days' notification of: (i) any material changes to the Trust's organizational documents and material contracts, as determined by the Trust's officers in their sole discretion, (ii) any redemptions of APS by the Trust, or (iii) any failed Auctions.

     9. NOTICE. All notices or communications, unless otherwise specified in the Amended By-Laws of the Trust or these Amended By-Laws, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date 7 days after which such notice is mailed.

     10. AUCTION PROCEDURES. (a) Certain definitions. As used in this paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

          (i) "APS" means the shares of APS being auctioned pursuant to this paragraph 10.

          (ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

          (iii) "Available APS" has the meaning specified in paragraph 10(d)(i) below.

          (iv) "Bid" has the meaning specified in paragraph 10(b)(i) below.

          (v) "Bidder" has the meaning specified in paragraph 10(b)(i) below.

          (vi) "Hold Order" has the meaning specified in paragraph 10(b)(i) below.

          (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P and Moody's (or if S&P or Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and
     (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the

     Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS as follows:

                               PERCENTAGE OF    PERCENTAGE OF
      CREDIT RATINGS          REFERENCE RATE    REFERENCE RATE
---------------------------   ---------------   --------------
   MOODY'S         S&P        NO NOTIFICATION    NOTIFICATION
-------------  ------------   ---------------   --------------
Aa3 or higher  AA- or               110%              150%
               higher
A3 to A1       A- to A+             125%              160%
Baa3 to Baa1   BBB- to BBB+         150%              250%
Below Baa3     Below BBB-           200%              275%

     The Trust shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for each series of APS. If S&P or Moody's shall not make such a rating available, Salomon Smith Barney Inc. or its affiliates and successors, after consultation with the Trust, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

     (viii) "Order" has the meaning specified in paragraph 10(b)(i) below.

     (ix) "Sell Order" has the meaning specified in paragraph 10(b)(i) below.

     (x) "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

     (xi) "Submitted Bid" has the meaning specified in paragraph 10(d)(i) below.

     (xii) "Submitted Hold Order" has the meaning specified in paragraph 10(d)(i) below.

     (xiii) "Submitted Order" has the meaning specified in paragraph 10(d)(i) below.

     (xiv) "Submitted Sell Order" has the meaning specified in paragraph 10(d)(i) below.

     (xv) "Sufficient Clearing Bids" has the meaning specified in paragraph 10(d)(i) below.

     (xvi) "Winning Bid Rate" has the meaning specified in paragraph 10(d)(i) below.

     (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

     (i) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

     (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

          (1) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

          (2) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

          (3) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

     (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of APS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 10(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

     (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

          (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or (1) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

          (2) a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

          (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

             (1) the number of Outstanding shares of APS specified in such Sell Order; or

             (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

          (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

             (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

             (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

     (c) Submission of Orders by Broker-Dealers to Auction Agent.

     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

          (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

          (B) the aggregate number of Outstanding shares of APS that are the subject of such Order;

          (C) to the extent that such Bidder is an Existing Holder:

             (1) the number of Outstanding shares, if any, of APS subject to any Hold Order placed by such Existing Holder;

             (2) the number of Outstanding shares, if any, of APS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

             (3) the number of Outstanding shares, if any, of APS subject to any Sell Order placed by such Existing Holder; and

          (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

     (iii) If an Order or Orders covering all of the Outstanding shares of APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

          (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of APS subject to such Hold Orders exceeds the number of Outstanding shares of APS held by such Existing Holder, the number of shares of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of APS held by such Existing Holder;

          (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 10(c)(iv)(A) above and of the foregoing portion of this paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

          (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to Hold Orders referred to in paragraph 10(c)(iv)(A) and Bids referred to in paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of APS subject to such Sell Orders is greater than such excess, the number of shares of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of APS equal to such excess.

     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of APS therein specified.

     (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:

          (A) the excess of the total number of Outstanding shares of APS over the number of Outstanding shares of APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

          (B) from the Submitted Orders whether the number of Outstanding shares of APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

             (1) the number of Outstanding shares of APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

             (2) the number of Outstanding shares of APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of APS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

          (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

             (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and

             (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

     (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

          (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

          (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

          (C) if all of the Outstanding shares of APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 40% of the Reference Rate (or 60% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS) on the date of the Auction.

     (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

          (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 10(e)(iii) and paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

             (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;

             (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

             (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

             (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid, unless the number of Outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of APS ("Remaining Shares") equal to the excess of the Available APS over the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(i)(B) and paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of APS, but only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

             (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of APS obtained by multiplying (x) the difference between the Available APS and the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(i)(B), paragraph 10(e)(i)(C) and paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such 74 Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

          (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

             (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

             (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of APS that are the subject of such Submitted Bid; and

             (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of APS obtained by multiplying (x) the difference between the Available APS and the aggregate number of Outstanding shares of APS subject to Submitted Bids described in paragraph 10(e)(ii)(A) and paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of APS subject to all such Submitted Bids and Submitted Sell Orders.

          (iii) If, as a result of the procedures described in paragraph 10(e)(i) or paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of APS.

          (iv) If, as a result of the procedures described in paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of APS on such Auction Date.

          (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of APS to be purchased and the aggregate number of the Outstanding shares of APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of APS

     (f) Miscellaneous. The Trust may interpret the provisions of this paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Trust nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of APS to any Person other than the Trust. All of the Outstanding shares of APS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any shares of APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive 77 certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

     11. SECURITIES DEPOSITORY; STOCK CERTIFICATES. (a) If there is a Securities Depository, one certificate for all of the shares of APS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of APS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of APS contained in these Amended By-Laws. Unless the Trust shall have elected, during a Non-Payment Period, to waive this requirement, the Trust will also issue stop-transfer instructions to the Auction Agent for the shares of APS. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares. (b) If the Applicable Rate applicable to all shares of APS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Trust may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 11(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 11(a) with respect to such shares.

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 29, 2002


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                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC Inc.
                                 P.O. Box 43027
                           Providence, RI 02940-3027
                                 (800) 331-1710

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                                Boston, MA 02116